Exhibit 10.12





                        FWA TECHNOLOGY LICENSE AGREEMENT
                                     between
                             Nortel Networks Limited
                                       and
                               Axtel, S.A. de C.V.

                        FWA TECHNOLOGY LICENSE AGREEMENT

THIS TECHNOLOGY LICENSE AGREEMENT ("Agreement") is made and entered into as of the ___ day of March 2003 (the "Effective Date")

BY AND BETWEEN

     Nortel Networks Limited, a corporation organized and existing under the laws of Canada, having its executive offices at 8200 Dixie Road, Brampton, Ontario, Canada L6T 5P6, on behalf of itself, its Subsidiaries and its Affiliates (hereinafter referred to as "Nortel Networks");

AND

     Axtel, S.A. de C.V. , a corporation organized and existing under the laws of Mexico, having its primary business office at Blvd. Diaz Ordaz Km. 3.33 L-1, Col. Unidad San Pedro, San Pedro Garza Garcia, N.L. 66215, Mexico (hereinafter referred to as "Licensee").


WHEREAS Nortel Networks and Licensee have entered into a supply agreement with respect to Licensee's purchase of Nortel Networks Fixed Wireless Access product operating in the 3.5 GHz spectrum using TDMA technology ("FWA Product"); and

WHEREAS Nortel Networks owns certain rights in technology and software pertaining to the FWA Product and intellectual property rights associated therewith; and

WHEREAS Licensee wishes to acquire a contingent license to certain of these rights, and Nortel Networks is willing to grant Licensee such license upon the terms and conditions contained herein;

NOW THEREFORE, in consideration of the mutual promises set forth herein, the Parties agree as follows:

1.       DEFINITIONS

1.1 Definitions. The following capitalized terms, and other capitalized terms defined elsewhere in this Agreement, will have the meanings ascribed thereto wherever used in this Agreement:

     (a) "Affiliate" means a company which Nortel Networks Limited, or its parent, Nortel Networks Corporation, effectively controls, directly or indirectly, other than a Subsidiary, through the ownership or control of shares in the company.

     (b) "Binary Code" means the machine-executable code included with the Technology.

     (c) "Confidential Information" means any business, marketing, technical, scientific or other information disclosed by any Party which, at the time of disclosure, is designated as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the Parties, exercising reasonable business judgment, to be confidential. Confidential Information includes, without limitation, all Technology, all Source Code, all Binary Code, all Technical Information, and the terms and conditions of this Agreement.

     (d) "Contractor" means a third party contracted by Licensee to perform services on behalf of Licensee.



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     (e)  "Derivative Work(s)" means any works based upon the Technology and/or
          Technology IP to the extent that they are developed or created by or for Licensee.

     (f) "Documentation" means all end user documentation (in any form), other than Technical Information (in any form), related to the Technology and provided by Nortel Networks to Licensee.

     (g) "End User" means an end user of Licensee Products in the Licensee network.

     (h) "End User License Agreement" means a license agreement between Licensee and End User that is substantially similar to the license agreement formerly used by Nortel Networks in connection with the Licensee Product.

     (i) "Event of Default" has the meaning set out in Section 2.9 of this Agreement.

     (j) "Field of Use" means, only upon the Event of Default, the deployment, use, offer for use, lease, or other commercialization of the Licensee Products within the Licensee Network for the use of its End Users and shall include the right to make, have made, and support the Licensee Products solely for such purposes. Prior to the Event of Default, there is no permissible Field of Use.

     (k) "Infringement Claim" means a claim by a third party that the Licensee's use of the Technology under the terms of this Agreement will infringe the patents, copyrights, trademarks, trade secrets, or any other intellectual property right of that third party solely to the extent to which Nortel Networks had actual knowledge of the third party claim prior to the Event of Default and failed to promptly disclose such claim to the Licensee upon or promptly after the Event of Default provided that Nortel Networks shall be deemed to have so disclosed to Licensee to the extent to which the Licensee itself had actual knowledge of such claim.

     (l) "Licensee Network" means the current and future network owned and operated by the Licensee that is and/or will be located in Mexico and is based on the FWA Product.

     (m) "Licensee Product" means the FWA Product as more fully described in Schedule A.

     (n) "Manufacturing Licensee" means a third party with whom Nortel Networks has entered into an agreement permitting such third party to make and sell or lease products based on products designed by or for and sold or leased by Nortel Networks.

     (o) "Modified Binary Code" means machine-executable code obtained from Modified Source Code or works derived from Binary Code.

     (p) "Modified Documentation" means works derived from Documentation and includes translations. (q) "Modified Source Code" means software code in human-readable form derived from Source Code. (r) "Party" means either Licensee or Nortel Networks.

     (s) "Patent Rights" means any patent rights associated with the patents and patent applications owned by Nortel Networks respectively having at least one claim which reads on the Technology provided to Licensee by Nortel Networks and which Technology is incorporated in the manufacture, use, or sale of the Licensee Products in the Territory together with any patents or patent rights arising or issuing from said patent applications, provided, however, that such



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          patents and patent applications have an effective filing date prior to or including the Effective Date.

     (t) "Source Code" means the software code in human-readable form that is included with the Technology.

     (u) "Subsidiary" means any corporation or other legal entity in which Nortel Networks Corporation directly or indirectly owns or controls, and continues to own or control, fifty percent (50%) or more of the voting stock or shares.

     (v) "Supply Agreement" means the Purchase and License Agreement for FWA Equipment among Nortel Networks Limited and Nortel Networks de Mexico, S.A. de C.V. and Axtel, S.A. de C.V. entered into by those Parties in or about March 2003 and effective on the Closing Date (as defined in the Supply Agreement).

     (w) "Supply Period" means period for the supply of FWA Product commencing on the Closing Date (as defined in the Supply Agreement) and continuing for the term of the Supply Agreement.

     (x) "Technical Information" means all technical or scientific documentation, product drawings, bills of materials, component supplier lists, and other information (in any form) that is related to the manufacture, use, support or maintenance of Licensee Products, or that is related to the Technology, and that is provided by Nortel Networks to Licensee.

     (y) "Technology" means the Software and Hardware described in Schedule A and as provided by Nortel Networks to Licensee, and the Technical Information as provided by Nortel Networks to Licensee.

     (z) "Technology IP" means the copyrights, trade secrets and Patent Rights owned by Nortel Networks as of the Effective Date directed to and covering the Technology but excludes the Trademarks.

     (w) "Territory" means Mexico (subject to applicable United States and Canadian export restrictions).

     (x) "Trademarks" means the registered and unregistered trademarks, service marks, trade names and/or product names of Nortel Networks including those formerly used in connection with the Licensee Product.


2.0      LICENSES

2.1 Grant of Licenses. Subject to the terms and conditions of this Agreement, Nortel Networks grants to Licensee, a personal, non-transferable, non-exclusive, non-sublicensable (except for the purposes set forth in Section 2.2 below), fully paid-up license, including under the Technology IP, within the Territory and solely in the Field of Use:

     (a) to make a reasonable number of backup copies of the Source Code and the Binary Code and retain such copies on Licensees business premises;

     (b) to use, copy, modify, and create Derivative Works from the Source Code (provided that all Source Code shall remain on Licensees premises) solely to the extent to which it is commercially necessary to support the Licensee Product:

          (1) to create, compile and assemble Binary Code and such Modified Binary Code integral to Licensee Products for use therewith;



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          (2)  to integrate Binary Code and such Modified Binary Code into
               Licensee Products; and

          (3) to provide technical support for Licensee Products used within the Field of Use;

     (c) to make, have made, use, sell, offer to sell, manufacture and produce Licensee Products for use within the Field of Use and to use the Technology in conjunction with such manufacture and production;

     (d) to create Modified Documentation for use with Licensee Products within the Field of Use solely to the extent to which it is commercially necessary to support the Licensee Product;

     (e) to use the Technology, Technology IP, and any such Derivative Works internally to provide technical support for Licensee Products used within the Field of Use;

     (f)  subject to End User License Agreements:

          (1) to use Licensee Products internally to provide associated services to End Users within the Field of Use;

          (2)  to use Licensee Products within the Field of Use;

          (3) to sell, lease and license Licensee Products to End Users for use within the Field of Use;

          (4) to use, copy and distribute such Modified Documentation in conjunction with the use of Licensee Products within the Field of Use;

     (g) and, to use the Technical Information only as may be necessary to exercise the rights granted in this Section 2.1.

2.2      Contractors. Licensee may sublicense its rights in Subsections 2.1 (b),
         (c), (d), (e), (f)(1), (f)(3) and (g) to Contractors solely to allow such Contractors to develop or assist in the development, manufacture, installation, provision and/or support of Licensee Products and/or Licensed Services. Prior to, or at the time of providing any portion of the Technology to a Contractor, Licensee shall enter into a written agreement with the Contractor requiring that:

     (a) the Contractor use the provided Technology exclusively for the benefit of the Licensee;

     (b) the Contractor shall incur and agree to be bound by all of the same obligations and restrictions with respect to the Technology as those incurred by and applicable to Licensee under this Agreement, including, without limitation, the restrictions set forth herein associated with use of the Technology and the confidentiality provisions contained herein; and

     (c) all copies of any Technology provided to or made by the Contractor shall be returned to Licensee upon Contractor's completion of work or termination.

2.3 Limited License. Notwithstanding any other provision of this Agreement, neither Licensee nor any Contractor, End User or any other third party shall use, exercise, practice or exploit any Technology or Technology IP except in conjunction with Licensee Products within the Field of Use.

2.4 Copying. Licensee shall not reproduce or copy, except as permitted hereunder or for back up or archival purposes, or in any other manner use any part of the Technology except in association with the Licensee Products.



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2.5      Prohibited Uses. Licensee shall not reverse engineer, disassemble, reverse translate, decompile, or in any other manner decode any Binary Code provided or licensed under this Agreement in order to derive the source code form unless the Source Code for such Binary Code is also licensed under this Agreement. Licensee shall not decode any passwords, encrypted keys or other security features associated with any Binary Code that has been provided or licensed under this Agreement.

2.6 Grant Back License. In partial consideration of the License granted herein by Nortel Networks, Licensee hereby grants to Nortel Networks and its Manufacturing Licensees, to the full extent of its legal right to do so, an irrevocable, perpetual, non-exclusive, fully-paid up, royalty-free, worldwide license under any patents or patent applications that Licensee owns or acquires that relate to the Technology or Technology IP

2.7 Specific Acknowledgments. (i) Licensee acknowledges that Licensee shall be solely responsible for integrating, manufacturing and obtaining any required government or regulatory approvals for Licensee Products and any associated services. (ii) Nortel Networks represents that if it fails to meet the scheduled delivery date set out in an accepted purchase order under the Supply Agreement, then 30 days after that scheduled delivery date, Licensee shall have the right to request Nortel Networks to provide any and all documentation and information relating to the manufacture of the FWA Products (the "Licensee Request"), and Nortel Networks shall be obligated to provide such documentation and information within a period no longer than thirty
         (30) days after such Licensee Request. Additionally, for the purposes of obtaining information relating to the manufacture of the FWA Products, Licensee shall have the right to send one of its employees, solely at Licensee's expense, to observe the manufacture, if any, of FWA Products at the appropriate Nortel Networks facility, subject to Licensee's and its employee's compliance with Nortel Networks then-current confidentiality and safety policies and procedures. In the event that such information and documentation is insufficient to allow Axtel to manufacture the FWA Products, Nortel Networks will make its best efforts to provide further information or documentation to allow the manufacture of the FWA Products, or it may offer reasonable assistance, for a reasonable fee, that Axtel may require for such purposes.


2.8 Third Party Components. Except at expressly set out herein, this Agreement does not grant Licensee any rights to copy, modify, manufacture, distribute or use (in any manner) any third party hardware or software, including any Third Party Components identified in Schedule A. Licensee acknowledges and agrees that Licensee must acquire from suppliers of any third party hardware or software, including the Third Party Components, all rights necessary to provide services using Licensee Products containing software and hardware supplied by such third parties or covered by intellectual property rights owned by such third parties, and to create, manufacture, and use such Licensee Products. Licensee shall be solely responsible for payment of all applicable third party royalties and license fees directly to the applicable third party licensors and/or suppliers. To the extent to which Nortel Networks has paid-up license rights that are assignable (or sublicensable) with respect to the use of such Third Party Components in the FWA Product, Nortel Networks will assign (or sublicense) such rights to Licensee on a non-exclusive basis without additional consideration payable to Nortel Networks. To the extent to which any such rights cannot be assigned (or sublicensed), Nortel Networks will grant to Licensee a non-exclusive right to source such Third Party Components without additional consideration payable to Nortel Networks and Nortel Networks will provide commercially reasonable assistance to Licensee to obtain such Third Party Components directly from such third party suppliers.

2.9 Event of Default. For the purposes of this Agreement, "Event of Default" shall mean

     (a)  a general product discontinuance of the FWA Product by Nortel
          Networks,



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     (b)  a material failure by Nortel Networks for any reason, other than a reason contemplated under the Supply Agreement, through no fault of Licensee, to supply FWA Product to Licensee within 120 days of the scheduled delivery date set out in an accepted purchase order under the Supply Agreement. For avoidance of doubt, "material failure" shall mean Nortel Networks' failure to deliver, in a period of 120 days of the relevant scheduled delivery date, the amount of product which is essential for the business objective of the relevant purchase order. Furthermore, Nortel Networks acknowledges that Licensee, by exercising its rights under this Agreement, shall not relinquish any of its rights under the Supply Agreement.

2.10 Insolvency. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of
         Section 365(n) of the U.S. Bankruptcy Code or other applicable bankruptcy or insolvency laws, licenses of rights to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy Code (or comparable sections). The parties agree that Licensee shall retain and may fully exercise its rights and elections under the U.S. Bankruptcy Code or other applicable bankruptcy or insolvency laws. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either party under the U.S. Bankruptcy Code or otherwise, the party that is not a party to such proceedings shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in their possession, shall be delivered to them (i) in the event of any such commencement of a bankruptcy proceeding, upon their written request therefore, unless the party subject to such proceeding (or trustee on behalf of the subject party) elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the party subject to such proceeding upon written request therefore by the non-party.


3.0  OWNERSHIP, RESERVATION OF RIGHTS, AND PROTECTION

3.1. Ownership. Except for the rights (including the license rights) expressly granted under this Agreement, Nortel Networks shall retain all right, title, and interest in and to the Technology, Technology IP and Trademarks. Nortel Networks reserves all rights not expressly granted herein, and any express reservations of rights set forth herein shall not be construed as limiting such reservation or as implying any grant or license not expressly set forth in this Agreement.

3.2. Copies. Nortel Networks retains title to all copies of Technology, and Licensee hereby grants and assigns title to Nortel Networks of all copies of Technology made, or to be made, by or on behalf of Licensee, including copies of Source Code and Binary Code.

3.3. Non-exclusivity. Nortel Networks reserves all rights to continue to develop, manufacture, license and use the Technology as Nortel Networks, in its discretion, sees fit. Nortel Networks also reserves the right to license the Technology to other parties.

3.4. Specific Disclaimers. Nothing contained in this Agreement shall be construed as:

     (a) a warranty or representation by Nortel Networks as to the validity or scope of any of the Technology IP;

     (b) subject to Section 6.0, a warranty or representation that any use of the Technology will be free from infringement of any patent, copyright, trade secret, or other industrial or intellectual property rights of any third party;



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     (c)  conferring on Nortel Networks an obligation to file, secure or maintain in force any Technology IP;

     (d) conferring on Nortel Networks an obligation to make any determination as to the applicability of any Technology IP to any product or service of Licensee; or

     (e) imposing on any Party any obligation to institute any suit or action for infringement of any of the Technology IP licensed under this Agreement or to defend any suit or action brought by a third party which challenges or concerns the validity of any Technology IP, it being expressly understood that Licensee shall have no right to institute any such suit or action for infringement of any Technology IP, nor the right to defend any such suit or action which challenges or concerns the validity of any Technology IP.

3.5. Trademarks. No trademark license is granted hereunder, and Licensee shall not use or display any name, trade name or trademark of Nortel Networks on or in association with Licensee Products, Licensed Services, Modified Documentation, or in any other manner, including but not limited to in branding, labelling, advertising or promotions. Licensee shall not employ trade dress similar to that used by Nortel Networks in its products, documentation, advertising or publicity.

3.6. Duty to Enforce. Licensee shall enforce its sublicense agreements with Contractors and End Users as Nortel Networks deems necessary to protect its intellectual property rights.

3.7. Intellectual Property Notices.

     (a) Licensee shall not remove or destroy any patent, copyright or restricted rights notices affixed to any original media containing any Technology or Documentation. All copies of Technology made by or on behalf of Licensee shall either be labelled in the same manner as on the original media or in a manner substantially similar to the following:

          Copyright Nortel Networks. All Rights Reserved.

     (b) All copies of Modified Source Code, Modified Binary Code and Modified Documentation made by or on behalf of Licensee shall either be labelled in the same manner as on the original media or in a manner substantially similar to the following:

          Copyright [year(s)] [name of Licensee] and its licensors. All Rights Reserved.

     (c) Upon request from Nortel Networks, Licensee shall provide Nortel Networks with a sample of all of Licensee Products related packaging and publicity (including but not limited to advertising, catalogues and brochures, and the like), to enable verification of such marking and notation.

4.0  Fees AND RECORDS

4.1. Third Party License Fees. Licensee acknowledges that Licensee may be required to pay license fees to suppliers of Third Party Components.

4.2. Taxes. All costs, such as stamp duties, taxes and other similar levies originating from or in connection with this Agreement shall be borne by Licensee, except for Nortel Networks income tax, if any.



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4.3. Records. Licensee shall keep clear, complete and accurate records with respect to Licensee Products for a period of at least three (3) years following such sale, lease or license, including but not limited to the date of sale, lease and/or license of same, and the End User License Agreement applicable to same. Nortel Networks shall have the right, through independent certified public accountants to examine and audit, during normal hours, at least semi-annually (or at less frequent intervals) all such records, and such other records and accounts monitor the Licensees compliance with the terms and conditions of this Agreement. Such examinations and audits shall be completed at Nortel Networks' expense.

5.0      Limitation of liability

5.1. THE TECHNOLOGY IS LICENSED TO LICENSEE BY NORTEL NETWORKS (AND ITS SUPPLIERS/LICENSORS, IF ANY) "AS IS" WITHOUT WARRANTY, REPRESENTATION OR CONDITION OF ANY KIND. NORTEL NETWORKS (AND ITS SUPPLIERS/LICENSORS, IF ANY) EXPRESSLY DISCLAIM ALL WARRANTIES, REPRESENTATIONS AND CONDITIONS, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY, REPRESENTATION OR CONDITION OF TITLE, NON-INFRINGEMENT (SUBJECT TO SECTION 6.0), MERCHANTABILITY, FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE (EVEN IF ON NOTICE OF SUCH PURPOSE), CUSTOM OR USAGE IN THE TRADE.

5.2. IN NO EVENT SHALL NORTEL NETWORKS (OR ITS SUPPLIERS/LICENSORS, IF ANY) BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOST BUSINESS, LOST SAVINGS, LOST DATA, AND LOST PROFITS, REGARDLESS OF THE CAUSE AND WHETHER ARISING IN CONTRACT (INCLUDING FUNDAMENTAL BREACH), TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5.3. The Parties acknowledge and agree that the exclusions of liability contained herein are reasonable and appropriate in the circumstances and were a material factor in concluding this Agreement.


6.0  Indemnification

6.1. Licensee shall defend and indemnify Nortel Networks from any and all claims and actions brought against Nortel Networks by any third party, and shall hold Nortel Networks harmless from all corresponding damages, penalties, liabilities, costs and expenses, (including reasonable attorneys' fees) incurred by Nortel Networks arising out of or in connection with this Agreement, including but not limited to Licensee's exercise of its rights granted in this Agreement, or arising out of or in connection with Licensee's use, sale, lease, license or provision of Licensee Products and any associated services.

6.2. Nortel Networks shall indemnify and hold harmless Licensee, its officers, directors, representatives, agents, employees, contractors, subcontractors, subsidiaries and affiliates against any actual direct loss, damage, liability, cost, expense, action or claim, including reasonable attorneys' fees, litigation costs and expenses and amounts paid in settlement, subject to the limitations set forth in the following paragraphs, arising out of or in connection with any Infringement Claim. Nortel Networks will defend Licensee against an Infringement Claim at Nortel Networks' expense and pay all costs and damages that a court finally awards or are agreed in settlement, provided that Licensee: (a) promptly notifies Nortel Networks in writing of the Infringement Claim, and (b) allows Nortel Networks to control, and cooperates with Nortel Networks at Nortel Networks' expense in, the defense and any related



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     settlement negotiations. If such an Infringement Claim is made or appears likely to be made, Nortel Networks agrees to secure the right for Licensee to continue to use the Technology, or use its best efforts to assist the Licensee to modify it, or to replace it with equivalent Technology. If Nortel Networks determines that none of these options is reasonably available, Nortel Networks may upon thirty (30) days notice terminate the rights of the Licensee under this Agreement, such termination will not in any way limit Nortel Networks obligations with respect to any Infringement Claim arising out of events occurring prior to the effective date of termination. This represents Licensee's sole and exclusive remedy regarding any claim of infringement.

6.3. Nortel Networks has no obligation regarding any claim based on any of the following: (a) anything Licensee provides which is incorporated into the Licensee Product; (b) the amount of revenues or profits earned or other value obtained by the use of a Licensee Product by Licensee or its End Users; (c) Licensee's modification of Technology; (d) the combination, operation, or use of Technology with any product, data, or apparatus that Nortel Networks did not provide; (e) the Licensee's failure to install or have installed changes, revisions or updates as instructed by Nortel Networks; or (f) infringement by a Third Party Vendor Item alone, as opposed to its combination with Products Nortel Networks provided to Licensee as a system.

6.4. In case of any infringement caused by any Third Party Vendor Item, Nortel Networks shall reasonably cooperate with Licensee and hereby assigns to Licensee any of its rights to request the proper defense and indemnification for such claim to such Third Party Vendor. Nortel Networks shall provide Licensee with all necessary contact information and applicable documentation, if available, for those third party vendors. Furthermore, Nortel Networks shall use its best efforts to provide reasonable assistance to Licensee for Licensee to be able to obtain from the Third Party Vendor the applicable defense and indemnification for such Third Party Vendor Item infringement, but only to the extent such assistance does not cause Nortel Networks to incur any out-of-pocket expenses or material additional costs.

7.0      CONFIDENTIALITY

7.1. Confidential Information. Any Confidential Information received by Licensee pursuant to this Agreement shall be used, disclosed, or copied, only for the purposes of, and only in accordance with, this Agreement. Licensee shall use, as a minimum, the same degree of care as it uses to protect its own Confidential Information of a similar nature, but no less than reasonable care, to prevent the unauthorized use, disclosure or publication of Confidential Information. Without limiting the generality of the foregoing:


     (a) Licensee shall only disclose Confidential Information to its bona fide employees, agents, Contractors or End Users who need to obtain access thereto consistent with Licensee's license and sublicense rights under this Agreement;

     (b) Licensee shall not make or have made any copies of Confidential Information except those copies which are necessary for the purposes of this Agreement; and

     (c) Licensee shall affix to any copies it makes of the Confidential Information, all proprietary notices or legends affixed to the Confidential Information as they appear on the copies of the Confidential Information originally received from Nortel Networks.

7.2. Persons with Access. Licensee acknowledges that Nortel Networks Confidential Information associated with Technology and/or Technology IP is Nortel Networks' sole and exclusive property. Therefore, in addition to the confidentiality obligations Licensee assumes in Section 7.1 above,



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     Licensee also agrees to devote its best efforts to ensure that all persons afforded access to Confidential Information associated with Technology and/or Technology IP protect such Confidential Information against unauthorized dissemination or disclosure and that all employees and Contractors sign a written Confidentiality and Intellectual Property Agreement containing substantially similar terms to the provisions contained in this Agreement.


7.3. Exclusions. Licensee shall not be bound by obligations restricting disclosure and use set forth in this Agreement with respect to any Confidential Information that is not part of Technology or Technology IP, which:

     (a) was known by Licensee prior to disclosure, as evidenced by its business records;

     (b) was lawfully in the public domain prior to its disclosure, or lawfully becomes publicly available other than through a breach of this Agreement or any other confidentiality obligation on behalf of any third party;

     (c) was disclosed to Licensee by a third party provided such third party, or any other party from whom such third party receives such information, is not in breach of any confidentiality obligation in respect of such information;

     (d) is independently developed by Licensee, as evidenced by its business records; or

     (e) is disclosed when such disclosure is compelled pursuant to legal, judicial, or administrative proceedings, or otherwise required by law, provided that Licensee advises Nortel Networks of any such disclosure in a timely manner prior to making any such disclosure (so that either Party can apply for such legal protection as may be available with respect to the confidentiality of the information which is to be disclosed), and provided that Licensee shall apply for such legal protection as may be available with respect to the confidentiality of the Confidential Information which is required to be disclosed.

7.4. Return of Confidential Information. Immediately upon termination of this Agreement, Licensee shall return to Nortel Networks all Confidential Information and all copies thereof, or, if so directed by Nortel Networks, shall immediately destroy such Confidential Information and all copies thereof and shall certify such destruction to Nortel Networks. Except for the documentation that Licensee requires to operate and support the FWA Products already installed in their Licensee Network.

7.5. Notice of Disclosures. Except for disclosures authorized under the terms of this Agreement, Licensee shall notify Nortel Networks immediately upon learning of any disclosure of Nortel Networks' Confidential Information.


8.0      TERM AND TERMINATION

8.1. Term. The term of this Agreement shall commence on the Effective Date and will expire at the end of the Supply Period unless earlier terminated as permitted elsewhere in this Agreement.

8.2. Licenses Under Patent Rights. Notwithstanding Section 8.1, all licenses granted under Patent Rights shall commence on the Effective Date, solely in the Field of Use, to the extent Patent Rights exist as of that date, or when letters patent are issued or granted or Patent Rights arise or become effective if subsequent thereto, and, provided this Agreement is not terminated as permitted elsewhere in Section 8.0, shall continue for the shortest of:

     (a) the entire terms of the respective Patent Rights under which they are granted or are in force,

     (b) for that part of such Patent Right terms for which Nortel Networks has the right to grant such licenses, or

     (c)  the term of this Agreement.

8.3. Breach. In the event Licensee is in breach of, or fails to perform a material obligation under this Agreement, and fails to cure such breach or perform such obligation within thirty (30) days after notice thereof, Nortel Networks may upon notice immediately terminate the rights of the Licensee under this Agreement.

8.4. Bankruptcy. If Licensee should file a voluntary petition in bankruptcy, make any assignment for the benefit of its creditors, seek any court or governmental protection from creditors, or should an order be entered pursuant to any law relating to bankruptcy or insolvency or appointing a receiver or trustee for Licensee or for any tangible or intangible assets of Licensee related to this Agreement, and if any such order, proceeding or receivership is not terminated within sixty (60) days, or if Licensee is otherwise dissolved, then Nortel Networks may immediately upon notice terminate this Agreement and the license and rights granted to Licensee herein, in whole or in part as specified in such notice.

8.5. Other Default. In addition, and without prejudice to any rights and remedies provided for hereunder, Nortel Networks may terminate this Agreement together with all four Replacement Agreements (as defined in the Supply Agreement), effective immediately, upon written notice to Licensee, upon the occurrence of any of the following events or conditions:


          (i) Licensee fails to make payment in accordance with the terms and conditions of the Supply Agreement, which failure continues for a period of ten (10) business days (in Mexico) after written notice to Licensee,

          (ii) within eighteen (18) months from the commencement of the Supply Period, the identity of Licensee's business materially changes by sale of its business, transfer of control of its capital stock, merger or otherwise, unless prior written consent therefor has been obtained from Nortel Networks; or

          (iii) the occurrence of an Event of Default under any one of the Senior Note or the other Replacement Agreements, all as defined in the Supply Agreement, which by the terms of such agreements would allow Nortel Networks to declare such Senior Note due and payable or to terminate such Replacement Agreement, as the case may be.


8.6. Return of Technology. Licensee shall, within thirty (30) days of termination, return to Nortel Networks or certify in writing to Nortel Networks that all copies of the Technology have been destroyed.

8.7. Survival. In addition to this Section 8.0, the following provisions shall survive termination or expiry of this Agreement: Section 1.0 - Definitions, Section 2.6 - Grant Back License, Section 3.0 - Ownership, Reservation of Rights and Protection, Section 4.0 -Fees and Records,
         Section 5.0 - Limitation of Liability, Section 6.0 - Indemnification, and Section 7.0 - Confidentiality. Further, any End User License Agreements shall, subject to their terms, survive termination or expiry of this Agreement.

9.0      GENERAL

9.1. Notices. All notices shall be in writing and sent by certified or registered mail, return receipt requested, or by hand delivery to the other Party at the following address or fax number:


     (a) if to Licensee:

         Boulevard Gustavo Diaz Ordaz Km. 3.33 L-1
         Colonia Unidad San Pedro
         San Pedro Garza Garcia
         Nuevo Leon, Mexico

         Attention: Director de Negociaciones Estrategicas with a copy to the Corporate Counsel.


     (b) if to Nortel Networks:

         Nortel Networks (CALA) Inc.
         1500 Concord Terrace
         Sunrise, Florida 33323-2815,
         Attention: Senior Counsel

         with a copy to:

         Nortel Networks de Mexico, S.A. de C.V.
         Insurgentes Sur 1605, Piso 30
         Col. San Jose Insurgentes
         03900 Mexico, D.F.
         Attn.: President

         Such notices shall be deemed to have been received five (5) business days after mailing if forwarded by mail or on the day of receipt if delivered by hand. The address of either Party may be changed by giving notice to the other Party in accordance with the foregoing.

9.2. Independent Contractors. No agency, partnership, joint venture or employment relationship is or shall be created by virtue of this Agreement.

9.3. Solicitation of Employees. Neither Party shall during the Term or for one
     (1) year thereafter solicit for employment or hire, directly or indirectly, the other Party's employees who are directly involved in the conception, reduction to practice, or development of any Technology, Derivative Work or related technology, or the transfer or receipt of any Technology, Derivative Work or related technology, hereunder, without the express prior written consent of the other Party.

9.4. Publicity. No Party shall use the name of the other Party in any advertising, public relations or media release without the prior written consent of the other Party.

9.5. Assignment. This Agreement may not be assigned or transferred by Licensee or by operation of law without the prior written consent of the Nortel Networks. Any purported assignment in violation of this provision shall be null and void and shall constitute a material breach of this Agreement that is not subject to cure, notwithstanding Section 8.3. Either Party shall have the right to delegate any duty or assign any right hereunder upon the prior written consent of other Party, such consent not to be unreasonably withheld. Notwithstanding any of the foregoing, either Party shall have the right to delegate or assign this Agreement to any Subsidiary or in conjunction with the transfer or sale of a substantial portion of that Party's business or an entire business unit of that Party without the consent of the other Party, and that Party shall provide notice to the other Party of any such delegation or assignment.

9.6. Non-Assertion of Rights. If at any time a Party shall elect not to assert its rights under any provision of this Agreement, such action or lack of action in that respect shall not be construed as a waiver of its rights under such provision or of any other provision of this Agreement.

9.7. Arbitration. If, within thirty (30) days from the date of any notice of dispute from a Party to any other Party, such Parties are unable to resolve the issue, then either Party may initiate the binding arbitration to resolve such dispute by written notice to such other Party upon expiration of such thirty (30) day period. Any dispute between the Parties arising in connection with this Agreement shall be exclusively resolved by arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce then in force. The arbitration proceedings pursuant to this Section 9.7 shall take place in the English language in the City of Miami, State of Florida, before a panel of three (3) arbitrators appointed in accordance with the aforementioned rules. The decision of the arbitrators shall be final and binding upon the Parties and their respective successors and assigns. The decision and award rendered by the arbitrators may be entered in any court of competent jurisdiction and any such court may order the enforcement of such award against the Parties and their respective successors and assigns.

9.8. Section Headings. Section headings are for convenience only and shall not be considered in the construction or interpretation of this Agreement.

9.9. Entire Agreement. The attached Schedule(s) form part of this Agreement and are incorporated by reference herein. This Agreement constitutes the entire agreement between the Parties as to the subject matter contained herein and supersedes all other agreements between the Parties concerning such subject matter. This Agreement may only be modified by an instrument in writing executed by each Party's duly authorized representative(s).

9.10. Export. Licensee acknowledges that the Technology may be subject to Canadian and United States export control laws. Licensee agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain such licenses to export, re-export or import the Technology as may be required after delivery to Licensee. Licensee shall notify and inform its employees and Contractors having access to the Technology of Licensee's obligation to comply with the requirements stated in this section of this Agreement.

9.11. Language. This Agreement has been drafted in the English language at the mutual request of the Parties hereto.

9.12. Severability. In the event that any provision of this Agreement is found to be invalid, void, voidable or unenforceable, the Parties agree that unless such provision materially affects the entire intent and purpose of this Agreement, such invalidity, voidness, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining portions herein, and that the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision. In the event that any provision of this Agreement is found to be invalid, void, voidable or unenforceable, and such provision materially affects the entire intent and purpose of this Agreement, the Parties shall negotiate in good faith to enter into a new agreement replacing this Agreement. In the event that the Parties are unable to enter into a new agreement replacing this Agreement within sixty (60) days of such event, this Agreement shall terminate.

9.13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law rule or conflict of law, rules or provisions thereof.

9.14. Representation of Nortel Networks. Notwithstanding any contrary provision, condition, or term set forth in this Agreement, the Parties hereby agree that if an Event of Default occurs as provided in Section 2.9 of this Agreement, unless Licensee permits otherwise in writing, (i) all obligations of Nortel Networks under the Supply Agreement shall remain valid and enforceable, including but not limited to Nortel Networks' obligation to deliver the FWA Products requested by Licensee pursuant to an Order Document, (ii) the Supply Agreement shall remain valid and enforceable, unless Licensee terminates the Supply Agreement pursuant to the terms set forth thereunder, and (iii) Nortel Networks shall not be released from its liabilities and obligations to Licensee under the Supply Agreement, including but not limited to its obligations arising out of any delay in the delivery of the FWA Products.

9.15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Nortel Networks Limited                           Axtel, S.A. de C.V.

/S/ Gabriel Garcia-Mosquera                       /S/ Alberto de Villasante
-----------------------------------------------   ------------------------------
Authorized Signature                              Authorized Signature

Gabriel Garcia-Mosquera                           Alberto de Villasante
(Attorney-in-Fact)                                (Legal Repesentative)
-----------------------------------------------   ------------------------------
Printed Name and Title                            Printed Name and Title




------------------------------------------------------------
Authorized Signature


------------------------------------------------------------
Printed Name and Title

                                   SCHEDULE A:
                                   TECHNOLOGY


Much of the documentation listed below is held on Nortel Proprietary databases. Access to theses databases would be made available in the event of the TLA coming into force.

The following describes the resources required to enable a third party to build and maintain all FWA operating software from source code in the event of change of ownership. The scope of this document is limited to software for system releases SR13 and SR14.

This document does not include software and systems used to test the software prior to release to a customer.

Section A         1.1      Documentation

Nearly all FWA software design Documentation (both current and archive) is stored on the European Livelink Server in a hierarchical fashion. The Server URL is (http://eur-livelink.europe.nortel.com). The following project folders are applicable to FWA software development: -

o FWA Core Library: Line Interface Specifications for RSS Code and archive material
o    FWA Environment: Livelink Project Hierarchy etc.
o    Internet FWA Development Project: Software Design Documents
o    FWA Admin and Department: Quality Documents
o    Some older documents are currently stored in the Nortel PLS system
     (MDIVDOC).

The document FWA-ENV Folder Structure.doc located in the Livelink project Folder `FWA Environment' describes the document storage hierarchy.

These Livelink folders contain confidential data for all FWA developments and customers and not all of it is required for the licensee, and access to those areas would be restricted. Section B 1.2 Source Code All FWA source code is maintained using two different source code control and configuration management systems.

The REM and FET software is managed using MDE (Multi-Site Development Environment) which is a proprietary Nortel tool. However standard Unix SCCS tools can be used to view and maintain the source code if required. The source code is stored on server pnd-project-pp3. The NFS mount points are currently /project/fra/rem and /project/fra/fet.

All other software is managed using Clearcase.
Source code for each Network Element is stored in Clearcase Versioned Object Bases (VOBs) on the SUN Server zmdhs000. The applicable VOB names used for the Axtel SR13/SR14 product are as follows: -

F5 RTU and RDA             : g_rss
F2 RTU                     : fra_rss
ITS (TPM,TTM,TPM-PD)       : fra_its_d, fra_dsp , fra_pdsp, v52
ASEM                       : pd_asem
RMT                        : fra_rmt
TMU                        : fra_tmu

TBM-CD                     : tbm_cd
MIB                        : fra_mibpd
Tools                      : tools (Third Party Tools compilers etc.)

Details of the tools required and how to build the software can be found in various Process/Work Instruction documents stored in Livelink with the other FWA documentation. The top-level documents are: -

Airside Software : MQAPR622 - Airside software module release procedure Issue 1.1, Livelink Location : FWA Admin And Department/QUA/UNC/Airside Development

FET : QUA-PRO FET Build, Release and Sanity Process Instruction, Version 0.1, Livelink Folder : FWA Core Library/QUA/PRO

REM : FWA REM Loadbuild Guide , Doc ID: REMLDBLD, Version AB02, Located in: PLS MDIVDOC


The term `Airside Software' is used for all operating FWA software apart from the REM and FET.

Once the software has been built the processes to release the software onto CDROM are described in several documents located at Livelink Folder FWA Core Library/QUA/SR. Section C 1.3 Object Code All FWA software (bootcode, applications and scripts) is stored in the `FWA Software release folder` /mdn05/fwa/software currently located on server pnd-tools-pp4. The system release notes, engineering data files and sysrel files are also stored here. The Product Engineering Codes (PECs) and associated software version numbers for each network element required for a specific system release are defined within the system release note.

Software required in OEM production is also stored within the manufacturing database (DDME) and is included in the relevant Bill Of Materials (BOM) referenced by PEC.

2  Hardware:

Formal Nortel Networks hardware design information is stored in the `design delivery management environment' (DDME) database. DDME is a Nortel proprietary database storing design information from which the product can be manufactured. GDL is the Global Documentation Library for use with DDME from which all the documentation associated with DDME can be retrieved.

Other hardware design information (both current and archive) is stored on the European Live-link Server in a hierarchical fashion. The Server URL is (http://eur-livelink.europe.nortel.com). The following project folders are applicable to FWA hardware development:

o    EMEA - Enterprise: FWA: Prox I hardware archive
o    EMEA - Enterprise: FWA: Internet FWA Development Project:-: HW - Hardware
     Design

The tables below list the main hardware components, their Nortel identification number (PEC code) and the key design / manufacturing documents. Table A1 provides a list of ITS sub-modules whilst table A2 provides a list for the RSS and RIS.



----------------------- ---------------------------------- -------------- ------------------------ ---------------------------------
       Product                       Description                PEC              Document                   Document Type
======================= ================================== ============== ======================== =================================

Radio base-station                                                        PREG 10-3                Product specification
Cabinet                 2M Internal ITS cabinet              NTEG94CA     PDEG94CA FM00            Procurement Document
                                                                          REWORK 103-496 FM00      Rework EC detail
OVPU                    Over-Voltage Protection Unit         NTEG74BA     SLEG74BA MSL             DDME Stock List
                                                                          ADEG74BA PEAM            Pro Engineer 3D drawing
                                                                          DSEG74BA FM00            Design Specification
                                                                          ISEG74BA ARC             DDME Interconnection Schematic
                                                                          ISEG74BA SH01            Interconnection Schematic,
                                                                                                   sheet 1
                                                                          PSEG74BA ACAD            Product Structure
                                                                          VPEG74BA FM00            Verification Test Plan
                                                                          VREG74BA FM00            Verification Test Report
                                                                          XSEG74BA FM00            Test Specification
TMU                     Transceiver Microwave Unit           NTEG77GB     SLEG77GB MSL             DDME Stock List
                                                                          ADEG77GB PEAM            Pro Engineer 3D drawing
                                                                          ISEG77GB ARC             DDME Interconnection Schematic
                                                                          ISEG77GB SH01            Interconnection Schematic,
                                                                                                   sheet 1
                                                                          ISEG77GB SH02            Interconnection Schematic,
                                                                                                   sheet 2
                                                                          VPEG77G PS               Verification Test Plan
                                                                          XSEG77GB PS              Test Specification
TBM-CD                  Transceiver baseband Module -        NTEG72AD     SLEG72AD MSL             DDME Stock List
                        Combining Diversity
                                                                          ADEG72AD PEAM            Pro Engineer 3D drawing
                                                                          DSEG72AD PS              Design Specification
                                                                          VPEG72AD PS              Verification Test Plan
                                                                          XSEG72AD PS              Test Specification
TTM                     Transceiver Timer Module             NTEG63AA     SLEG63AA MSL             DDME Stock List
                                                                          ADEG63AA PEAM            Pro Engineer 3D drawing
                                                                          DSEG63AA FM00            Design Specification
                                                                          PSEG63AA ACAD            Product Structure
                                                                          VPEG63AA FM00            Verification Test Plan
                                                                          VREG63AA FM00            Verification Test Report
                                                                          XSEG63AA FM00            Test Specification
NMM                     Network Management Module            NTEG73AA     SLEG73AA MSL             DDME Stock List
                                                                          ADEG73AA PEAM            Pro Engineer 3D drawing
                                                                          DSEG73AA FM00            Design Specification
                                                                          P0884577 PS              Piece Part drawing
                                                                          PSEG73AA ACAD            Product Structure
                                                                          VPEG73AA FM00            Verification Test Plan
                                                                          VREG73AA FM00            Verification Test Report
                                                                          XSEG73AA PS              Test Specification
TPM-PD                  Transceiver Processor Module         NTEG71HA     SLEG71HA MSL             DDME Stock List
                                                                          ADEG71HA PEAM            Pro Engineer 3D drawing
                                                                          XSEG71HA PS              Test Specification
Antenna                 Basestation Antenna -                NTEG97KC     PDEG97KC FM00            Procurement Document
                        Omni-Directional, Vertically
                        Polarised
                        Basestation Antenna -                NTEG97KD     PDEG97KD FM00            Procurement Document
                        Omni-Directional, Horizontally
                        Polarised

----------------------- ---------------------------------- -------------- ------------------------ ---------------------------------

                       Table A1: Key design and manufacturing documents for ITS sub-modules





                                    Page 19





------------------------- ------------------------------ --------------------- -------------------------- --------------------------
        Product                      Description                 PEC                   Document                 Document Type
========================= ============================== ===================== ========================== ==========================

RSS                       Remote Service System                                PREG 10-3                  Product Specification
F2100                     RTU with application code            NTEG17DA        SLEG17DA MSL               DDME Stock List
                          RTU hardware                         NTEG17GB        SLEG17GB MSL               DDME Stock List
                                                                               ADEG17GB PEAM              Pro Engineer 3D drawing
                                                                               VPEG18-1 PS                Verification Test Plan
                                                                               ISEG17G ARC                DDME Interconnection
                                                                                                          Schematic
                                                                               XSEG17GB PS                Test Specification
                           RMB (radio modem board)             NTEG1781        SLEG1781 MSL               DDME Stock List
                                                                               ADEG1781 PEAM              Pro Engineer 3D drawing
                                                                               CSEG1781.PDF               Circuit Diagrams
                                                                               DSEG1781 PS                Design Specification
                                                                               FDEG1781 PS                Functional Description
                                                                               FTEG1781 SP01              Unicad Board Solder
                                                                                                          Paste file
                                                                               NTEG1781 ARC               Unicad Design File
                                                                               NTEG1781 IPLA              Unicad Component
                                                                                                          Placement file
                                                                               WI-F2F5RMB_01 PS           Work Instruction
                                                                               WI-F2F5RMB_02 PS           Work Instruction
                                                                               XSEG1781 PS                Test Specification
                          PSM (power supply module)            NTEG1760        PDEG1760                   Procurement Document
F5100PD                   RTU with application code            NTEG18DA        SLEG18DA MSL               DDME Stock List
                          RTU hardware                         NTEG18HB        SLEG18HB MSL               DDME Stock List
                                                                               ADEG18HB PEAM              Pro Engineer 3D drawing
                                                                               VPEG18-1 PS                Verification Test Plan
                                                                               WI-18HB_F5ID DOC           Work Instruction
                                                                               XSEG18H PS                 Test Specification
                           RMB (radio modem board)             NTEG1810        SLEG1810 MSL               DDME Stock List
                                                                               ADEG1810 PEAM              Pro Engineer 3D drawing
                                                                               CSEG1810.PDF               Circuit Diagrams
                                                                               DSEG1810 PS                Design Specification
                                                                               FTEG1810 SP01              Unicad Board Solder
                                                                                                          Paste file
                                                                               NTEG1810 ARC               Unicad Design File
                                                                               NTEG1810 IPLA              Unicad Component
                                                                                                          Placement file
                                                                               WI-F2F5RMB_01 PS           Work Instruction
                                                                               WI-F2F5RMB_02 PS           Work Instruction
                                                                               WI-1810SLIC DOC            Work Instruction
                                                                               XSEG1810 PS                Test Specification
                          PSM (power supply module)            NTEG1816        PDEG1816                   Procurement Document
RPCU                      RPCU                                 NTEG12FA        PDEG12FA PS                Procurement Document
RTU DCA                   RTU DROP CABLE ASS'Y                 NTEG19AT        PDEG19AT PS                Procurement Document
PCA                       POWER CORD ASS'Y                     NTEG12CL        PDEG12CL PS                Procurement Document
EBCA                      EXT. BATTERY CABLE ASS'Y             NTEG15CA        PDEG15CA PS                Procurement Document
RDA                       RSS Data Adapter                     NTEG18FG        PDEG18F                    Procurement Document
R.I.S                     RSS Installation System                              PREG-20                    Product specification
R.I.S                     RIS GLOBAL SURVEY KIT                NTEG24BF        SLEG24BF MSL               DDME Stock List
                                                                               ADEG24BF PS                Pro Engineer 3D drawing

------------------------- ------------------------------ --------------------- -------------------------- --------------------------

                         Table A2: Key design and manufacturing documents for RSS and RIS

3        (End user) Documentation

Internet FWA end user documentation, otherwise known as `customer documentation' within Nortel Networks, is produced in the Adobe `Framebuilder' application and supplied to customer as .PDF documents (Adobe Acrobat). All internet FWA customer documents are held on a Windows server known as 'custdocs', actually node zmdhb000 at 47.96.0.128. Currently this documentation is being migrated to the European live-link server, locations TBD.

Documents for SR11 and SR14.0.2 releases are referenced below for convenience. NTPs are Nortel Networks Technical Publications that are released to the customer, whilst IMs are Installation Methods for use by Nortel installation staff.

Section A         3.1      SR11 Customer documentation NTEG00NC containing

RBS NTEG50BF containing

o    RBS product description 411-8541-103 NTEG94DF
o    Internal ITS and mast maintenance and trouble shooting 411-8541-540
     NTEG94BG

RSS NTEG10CR containing

o    RSS maintenance and trouble shooting 411-8541-542 NTEG10CK
o    RSS I&C 411-8541-207 NTEG10CC
o    RSS product description 411-8541-104 NTEG10CQ
o    RSS safety guidelines 411-8541-108 NTEG10CP
o    RSS install quick ref 411-8541-900 NTEG10CD
o    RIS user guide 411-8541-503 NTEG20AD
o    RIS product description 411-8541-101 NTEG20HJ

Reference guide NTEG00ND containing

o    MIB ref guide 411-8541-801 NTEG00NE
o    System release ref guide 411-8541-800 NTEG00NF

FET NTEG30BD containing

o    FET product description 411-8541-105 NTEG30QP
o FET user guide 411-8541-500 NTEG30DB o Linux installation guide 411-8541-230 NTEG30QQ
o    Panasonic installation guide 411-8541-234 NTEG30QW

REM NTEG40BL containing

o    REM product description 411-8541-102 NTEG40CJ
o    REM network management guide 411-8541-509 NTEG40CK
o    REM line and RSS provisioning guide 411-8541-516 NTEG40CH
o    Remote fault management guide 411-8541-507 NTEG40CG
o    REM operation measurement data collection 411-8541-510 NTEG40AW
o    REM I&C guide 411-8541-221 NTEG40AF
o    REM network communications server config guide 411-8541-233 NTEG40AV
o    REM disaster recovery 411-8541-518 NTEG40AX

Section B   3.2      MR14.0.2 Customer documents NTEG00NH containing

RBS NTEG50BG containing

o    RBS product description 411-8541-103 NTEG50CA
o    Internal ITS and mast maintenance and trouble shooting 411-8541-540
     NTEG50CD
o    RBS test procedure 411-8541-235 NTEG50CB
o    RBS upgrades using rehoming 411-8541-237 NTEG50CC

RSS NTEG10DC containing

o    RSS maintenance and trouble shooting 411-8541-542 NTEG10DE
o    RSS I&C 411-8541-207 NTEG10DD
o    RSS product description 411-8541-104 NTEG10DF
o    RSS safety guidelines 411-8541-108 NTEG10DG
o    RSS install quick ref 411-8541-900 NTEG10DH
o    RIS user guide 411-8541-503 NTEG20DJ
o    RIS product description 411-8541-101 NTEG20DK
o    RDA installation, maintenance and trouble shooting guide 411-8541-236
     NTEG18JC
o    RDA installation quick reference 411-8541-903 NTEG18JB
o    RDA user guide 411-8541-904 NTEG18JG
o    RDA safety leaflet 411-8541-905 NTEG18JF

Reference guide NTEG00KF containing

o    System release ref guide 411-8541-800 NTEG00KH

FET NTEG30BE containing

o    FET product description 411-8541-105 NTEG30DC
o    FET user guide 411-8541-500 NTEG30DE
o    Linux installation guide 411-8541-230 NTEG30DF
o    Panasonic installation guide 411-8541-234 NTEG30DG

REM NTEG40BM containing

o    REM product description 411-8541-102 NTEG40CL
o    REM network management guide 411-8541-509 NTEG40CM
o    REM subscriber provisioning guide 411-8541-519 NTEG40CN
o    Remote fault management guide 411-8541-507 NTEG40CG
o    REM operation measurement data collection 411-8541-510 NTEG40AW
o    REM I&C guide 411-8541-221 NTEG40AF
o    REM network communications server config guide 411-8541-233 NTEG40CS
o    REM disaster recovery 411-8541-518 NTEG40AX

Section C   3.3      MR14.0.2 Installation methods (Ims)

o    System Upgrade Preface 01-9116 03.06
o    Changing the Frequency of a Cell Site 65-9140 03.02
o    SR11 to SR13 65-9141 03.01
o    SR13 to SR14 65-9147 03.01
o    Adding Trunks 35-9121 03.08
o    Adding Bearers 35-9122 03.05
o    Transfer Of Service GDL Site 214 35-9142 02.01
o    Connect FET 65-9117 03.04
o    Disconnect FET 65-9125 03.05
o    FET Upgrade Procedure 65-9129 03.05
o    RSS Software Upgrade (full and selected populations) 65-9119 03.05
o    RBS Software Upgrade (SR6 & SR10) 65-9120 03.04
o    RBS Software Upgrade (SR11 Onwards) 65-9120 04.06
o    RMT Software Upgrade Procedure 65-9128 03.05
o    RTU Software Upgrade Using an RMT 65-9130 03.05
o    Upgrade TBM Boot Code 65-9151 03.01
o    Changing Classified Carrier Lists 65-9123 03.06
o    Bring Carrier(s) into Service 65-9134 03.04
o    Change the Channel Number of an RF Carrier 65-9135 03.04
o    Take Carrier(s) Out of Service 65-9136 03.04
o    Synchronising Classified Carrier Lists 65-9150 03.01
o    Permanently Shut Down a Carrier 65-9152 03.01
o    Activate Unused Carriers 65-9133 03.02
o    Activating Diversity 65-9124 03.03
o    TBM Upgrade Module Swap-out 65-9126 03.04
o    Upgrade Audit 65-9118 03.06
o    Upgrade Viability 65-9132 03.06
o    Removing Trunks 35-9130 03.02
o    Saving, loading and deleting IRS configuration data 65-9145 03.03
o    Connecting and disconnecting masthead cables 65-9146 03.01
o    Sector re-alignment 65-9149 03.01
o    Fixed Wireless Access (FWA) - Preface 01-9100 03.04
o    Proximity-II Cell-site Job Planning 02-9101 03.05
o    Proximity-II Cell-site General Information 04-9102 03.05
o    Proximity-II Internal ITS Cabinet Floor Preparation 06-9103 03.04
o    Proximity-II External RBS Cabinet Floor Preparation 06-9112 03.03
o    Proximity-II Internal ITS Handling and Securing 08-9104 03.03
o    Proximity-II Mast Equipment Handling and Securing 08-9105 03.07
o    Proximity-II External RBS Cabinet Handling and Securing 08-9109 03.03
o    Proximity-II External RBS Cabinet Primary Assembly 12-9110 03.04
o    Proximity-II External RBS Cabinet Alarm Configuration 12-9131 03.03
o    Proximity-II Mast Equipment Cabling 18-9106 03.09
o    Proximity-II Internal ITS Cabinet Preparation and Power-up 22-9107 03.06
o    Proximity-II External RBS Cabinet Preparation and Power-up 22-9111 03.04
o    Proximity-II Cabinet and Mast Equipment Configuration Procedure 24-9108
     03.11

4        Technical Information

In addition to the documents listed in previous sections, access will be provided to the areas within the European Live-link server covering systems information, product test and verification. The location of this is at:

o    Internet FWA Development Project: P2 Sys
o    Internet FWA Development Project: P6 PT
o    Internet FWA Development Project: P7 Ver

These locations contain product specifications additional to those listed under the hardware heading:

     PREG 00               Proximity I FRA System
     PREG 30               Field Engineering Terminal (FET)
     PREG 40               Radio Element Manager (REM03)

5         Third Party Software

The software components listed below represents some key third party software components that are required to integrate and manufacture a Licensee Product. This list is provided for the convenience of Licensee and may not / does not include all third party software components necessary to produce a working Licensee Product. Section A 5.1 Third party software with the FWA product Third party software that is included within the FWA product is as shown below. There may be a charge to transfer these licenses to the Licensee.

Supported HPUX-10 REM System Third Party Software Configuration:

----------------------------- -------------------------- -------------------------- ---------------------------
      Server Software                  Version                Client Software                Version
============================= ========================== ========================== ===========================
        HP-UX (800)                     10.20                   HP-UX (700)                   10.20
----------------------------- -------------------------- -------------------------- ---------------------------
      Remedy AR Server                  3.2.1                Remedy AR Client                 3.2.1
----------------------------- -------------------------- -------------------------- ---------------------------
         Netstation                      9.1                    Netstation                     9.1
      (D-series XTerm)
----------------------------- -------------------------- -------------------------- ---------------------------
    Adobe Acrobat Reader                 4.0               Adobe Acrobat Reader                4.0
----------------------------- -------------------------- -------------------------- ---------------------------
 HP-UX Application Dynatext             10.20                HP-UX Application                10.20
                                                                 Dynatext
----------------------------- -------------------------- -------------------------- ---------------------------
     HP-UX Application                  10.20                HP-UX Application                10.20
     Jetadmin (Printer)                                     Jetadmin (Printer)
----------------------------- -------------------------- -------------------------- ---------------------------
           Oracle                     7.3.4.1.1
----------------------------- -------------------------- -------------------------- ---------------------------
          Cleo A+                      HP9000
                                      3.14.1100
----------------------------- -------------------------- -------------------------- ---------------------------
       Openview NNMGR                   4.11
----------------------------- -------------------------- -------------------------- ---------------------------
 HP General Release Patches          10.20.51.2             HP General Release              10.20.51.2
          for HPUX                                           Patches for HPUX
----------------------------- -------------------------- -------------------------- ---------------------------
            AMP                         3.11
----------------------------- -------------------------- -------------------------- ---------------------------
     Middleware (TOME)                  2.6.6
----------------------------- -------------------------- -------------------------- ---------------------------
Table A3: Software incorporated with the REM


The airside system contains third party software as listed below:

--------------------------------------------- ----------------------------- ----------------------------------
Software                                      Original manufacturer         Contained in FWA module
============================================= ============================= ==================================
VRTX Operating System                         Mentor Graphics               ITS(TPM-C/TTM/TPM-PD/NMM)
TCP/IP Stack                                  Spider                        ITS/NMM
IFX (comes with VRTX).                        Mentor Graphics               ITS/NMM
IP/L2TP RouterWare Protocol Stack             WindRiver                     ITS/TPM-PD
RTX Operating system & libraries              Keil                          RDA
--------------------------------------------- ----------------------------- ----------------------------------
Table A4: Software incorporated with the Airside system


In addition, the FET contains the RED Hat 4.0 Linux operating system.
Section B 5.2 Third party Software packages used for software maintenance & development The software tools required to maintain and build (compile and link the source code) are listed in the table below. These tools execute on various target platforms that are also listed in the table. The FWA development team uses the latest versions of Operating Systems that execute on these platforms (e.g. SUN, HP or PC) as licensed to Nortel.

--------------------------------------------------------------------------------
Software Tool                            Target                   Platform
================================================================================
Microtec Mitsubishi 7702 Compiler        RSS- F2                  SUN/Solaris
Clearcase                                All                      SUN/Solaris
Microsoft Word                           Design Docs              PC/Windows
Framemaker (Adobe)                       Design Docs              PC/Windows
Open T1                                  MIB GDMO                 PC/Windows
Borland C++                              MIB GDMO                 PC/Windows
HC11 Compiler/Assembler                  TMU                      PC/Windows
Microtec  68360 Dev Tools                TTM/TPM/NMM              SUN/Solaris
SUN Sparkworks (C/C++compiler)           ITS/RSS-F2               SUN/Solaris
Analog Devices 218x                      TPM-PD                   PC/Windows
Analog Devices 2171                      ITS                      SUN/Solaris
Motorola DSP compilers                   ITS                      PC/Windows
Code Warrior                             ITS                      SUN/Solaris
Hitachi SH2 IDE                          RSS - F5                 PC/Windows
Keil /UV2 IDE                            RDA                      PC/Windows
Microtec PowerPC Compilers               TPM-PD/TBM-CD            SUN/Solaris
Linux (Red Hat 4.0)                      FET/PTG                  PC/Linux
Quantify                                 REM                      HP/HP-UX 10:20
Purify                                   REM                      HP/HP-UX 10:20
TCLPro (TCL debugger)                    REM/Scripts              Various
Glance                                   REM                      HP/HP-UX 10:20
Ansi C Compiler                          REM                      HP/HP-UX 10:20
TCL 7 & 8 -  Tix, BLT, TclX, TclDP       REM                      Various
Psion Dev Kit                            RMT                      PC/Windows 95
MDE                                      REM/FET                  Unix Scripts
--------------------------------------------------------------------------------

Table A5: Software tools required to maintain and build FWA Software

Section C  5.3      Software packages used for hardware design
                    maintenance & development


----------------------------------------------- ------------------------------------------------------------------------------
                   Package                                                   Package Description
=============================================== ==============================================================================
DDME                                            Manufacturing data-base
PACES                                           Component & Software coding data-base
GDL                                             Global Document Library for manufacturing & Procurement
                                                Specifications
UNICAD                                          CAD package for all FWA designs with exception of F5 Daughter
                                                Board
VIEWDRAW                                        CAD package utilised in conjunction with Unicad for Assembly, Circuit
                                                Diagrams & IPLA files
PADS                                            CAD package for pcb layout
LIVELINK                                        Project information store
CLARIFY                                         Problem management
EXTRANET                                        Security client for Nortel intranet access
XILINX FOUNDATION                               EPLD/FPGA compiler/simulator/download
ISE                                             EPLD/FPGA compiler/simulator/download
DUALSLICON/DUALSLICOS                           Coefficient generator for F5 line interface
CAM 350                                         Gerber viewer/manipulator & ipla generation
PROENGINEER                                     3D CAD drawing package
AUTOCAD                                         Drawing package
FRAMEMAKER                                      Publisher package for Specifications
ACROBAT DISTILLER                               PDF Generator for PostScript conversion
GE PREVIEW                                      HPGL & Gerber viewer
CLIT                                            Country line interface test software
HITACHI EMBEDED WORKSHOP                        C compiler for Hitachi processor
CYGWIN                                          Unix environment emulator
XEMACS                                          Unix text editor
VI                                              Unix text editor
MINIMON                                         JTAG debugger/download for RDA
VISUAL BASIC                                    Test set maintenance

----------------------------------------------- ------------------------------------------------------------------------------

Table A6: Software tools required to maintain and build FWA Hardware


6        Third Party Hardware

The hardware components listed below represents the majority of key third party hardware components that may be required to integrate and manufacture a Licensee Product. This list is provided for the convenience of Licensee and may not include all third party hardware components necessary to produce a working Licensee Product.

Section A         6.1      Software development

Software development is carried out on standard PC's , SUN & HP Workstations. The only software development specific hardware items are:

Hitachi E6000 Emulator - with suitably modified F5 RTU Easy ICE for DSP-2188M for TPM-PD (In circuit emulator)

Section B         6.2      System Integration and Test

System Integration and Test requires a complex captive office containing the following major items: DMS switch including GPPs running MMP13/15 Service gateway equipment (Shasta and Passport) FWA equipment including traffic rigs with up to 180 RTUs for exercising base-stations Fading simulator (HP 11759C) Call generators (Ameritec AM-2) PSTN Analogue interface analysis equipment (Ameritec AM-5) Packet traffic generator (`PTG' - proprietary Nortel Networks equipment based on Linux PC) General purpose test gear including signal generators, oscilloscopes, spectrum analysers etc.

Section C         6.3      Manufacturing (production test)

1. 6.3.1 RTU and board level test set

The Manufacturing process of the RTU requires the transceiver board (RMB) is calibrated and tested before being integrated with the antenna (RTU) and body. The test sets are 2- meter high 19-inch racks containing proprietary test equipment.

o    Spectrum analyser
o    RF pulse power meter
o    RF signal/modulation generator
o    DVM
o    DC power supply.
o    Frequency counter
o    Pulse generator
o    Ruggedised PC (for industrial environments)
o    Audio Analyser
o A test fixture (RF tray) connected via spring loaded pins to the board under test. The test set requires a compressed air supply to operate the fixture and an external 10MHz-frequency reference signal.

The test set is fully automated controlled by the PC through a Visual Basic test programme and takes approximately 4.5 minuets to complete the electrical parametric tests Once fully assembled the RTU is placed in a 1 meter anechoic chamber and connected to the verification test set. This contains proprietary test equipment.

o    DC power supply
o    RF pulse power meter
o    RS232 interface module
o    DVM
o    Ruggedised PC (for industrial environments)

The test set is full automated and again completes the electrical testing with the aid of a Visual Basic test programme.

2.       6.3.2    TMU Production Test Set

This test set performs the functional tests on the complete TMU as defined in production spec XSEG77XX.

The following proprietary test equipment is housed in racks, with the TMU's to be tested brought up on custom trolleys.

o    Spectrum Analyser
o    RF Power Meter and Sensor
o    Signal Generator (55.296MHz reference source)
o    Vector Signal Analyser (hp89410A)
o    Downconverter (hp89411A)
o    Programmable Power Supply
o    Network Analyser
o    Noise Figure Meter


In addition,
         RF trays containing switches, ferrite isolators, amplifiers, directional couplers, noise source etc. Special custom interface test box - enabling controlling communications etc 100 metres of 50 ohm lossy cable Punch tool type T10180

         PC running code controlling the above instrumentation, the interface test box and to perform code downloads to the TMU.

3. 6.3.3 TBM-CD Production Test Set.

This test set consists of two 2-metre equipment racks and an adjacent bench.

The process of production testing is fully automated, controlled by a PC, once the TBM-CD board to be tested has been installed. A diagnostic / engineering mode is available for product repair etc.

The test software to implement test spec XSEG72AD has been rewritten using "LabView", originally in Visual Basic.

The equipment racks contain the following proprietary test equipment, all programmable.

o    Spectrum Analyser
o    RF power Meter
o    Wide band variable noise source
o    Signal generator providing "pi/4-QPSK" modulation
o    Signal generator providing CW interferer signals
o DC power supply and current monitoring o Ruggedised PC (for industrial environments)
o RF trays containing switches, amplifiers, ferrite isolators and directional couplers

The adjacent bench houses a frame into which the TBM-CD to be tested is positioned to connect to a special interface card, the "CDIC".

The TBM-CD to be tested has to be loaded with a special "test-code" download to permit the CDIC to control functions. The CDIC is under PC control. At the end of a successful functional test, "operational" code is then downloaded. These download functions require a dedicated BDM box assigned to the test set.

4.       6.3.4    BTS Card Production Test

6.3.4.1   TTM Card Test Set

The TTM Card is tested to the Production Test Specification for the FWA Transceiver Timing Module - XSEG63AA.

         The Equipment List for the TTM Production Test Set is detailed below.

--------------------------------- ----------------- ---------------------------------------
ITEM                              MODEL             COMMENT
--------------------------------- ----------------- ---------------------------------------
Control PC                        -                 486 with 8M RAM, IEEE, RS232 & 96 DIO
--------------------------------- ----------------- ---------------------------------------
E1 Telecom Analyser               HP37732A
--------------------------------- ----------------- ---------------------------------------
External E1 Reference             HP3325A
--------------------------------- ----------------- ---------------------------------------
48V Power Supply
--------------------------------- ----------------- ---------------------------------------
Standard ITS Backplane            -                 Backplane to insert Unit Under Test
--------------------------------- ----------------- ---------------------------------------
Gold Standard TTM                 -                 Standard working TTM Card
--------------------------------- ----------------- ---------------------------------------
BIC Card                          -                 Proprietary Backplane Interface Card
--------------------------------- ----------------- ---------------------------------------


The Control PC runs the test set from a Production Test Application, written in LabView (ported from original Visual Basic software).

6.3.4.2  NMM Card Test Set

The TTM Card is tested to the Production Test Specification for the FWA Network Management Module - XSED4619.

     The Equipment List for the NMM Production Test Set is detailed below.

--------------------------------- ----------------- ----------------------------------------
ITEM                              MODEL             COMMENT
--------------------------------- ----------------- ----------------------------------------
Control PC                        -                 486 with 8M RAM, IEEE,RS232 & 96 DIO
--------------------------------- ----------------- ----------------------------------------
4 Line PBX                        BT Renown         Small PBX
--------------------------------- ----------------- ----------------------------------------
E1 Signal Generator               HP37732A
--------------------------------- ----------------- ----------------------------------------
External E1 Reference             HP3325A
--------------------------------- ----------------- ----------------------------------------
Gold Standard TPM                 -                 Standard Working TPM
--------------------------------- ----------------- ----------------------------------------
2 x Gold Standard TTM             -                 Standard Working TTMs
--------------------------------- ----------------- ----------------------------------------
Standard ITS Backplane            -                 Backplane to insert Unit Under Test
--------------------------------- ----------------- ----------------------------------------
Gold Standard TTM                 -                 Standard working TTM Card
--------------------------------- ----------------- ----------------------------------------
BIC Card                          -                 Proprietary Backplane Interface Card
--------------------------------- ----------------- ----------------------------------------
48V Power Supply                  -
--------------------------------- ----------------- ----------------------------------------
2 Standard |Telephones            -
--------------------------------- ----------------- ----------------------------------------


The Control PC runs the test set from a Production Test Application, written in LabView (ported from original Visual Basic software).


6.3.4.3  TPM-PD Card Test Set

The TPM-PD Card is tested to the E1 Production Test Specification - XSEG71AA.

     The Equipment List for the TPM Production Test Set is detailed below.

--------------------------------- ----------------- -------------------------------------
ITEM                              MODEL             COMMENT
--------------------------------- ----------------- -------------------------------------
Control PC                        -                 486 with 8M RAM, IEEE,RS232 & 96 DIO
--------------------------------- ----------------- -------------------------------------
Oscilloscope                      HP54520
--------------------------------- ----------------- -------------------------------------
48V Power Supply                  -
--------------------------------- ----------------- -------------------------------------
Switch Matrix                     Pickering         120/75
--------------------------------- ----------------- -------------------------------------
2 x Gold Standard TTM             -                 Standard Working TTMs
--------------------------------- ----------------- -------------------------------------
Standard ITS Backplane            -                 Backplane to insert Unit Under Test
--------------------------------- ----------------- -------------------------------------
BIC Card                          -                 Proprietary Backplane Interface Card
--------------------------------- ----------------- -------------------------------------
BBA Card                          -                 Proprietary Baseband Adaptor Card
--------------------------------- ----------------- -------------------------------------

The Control PC runs the test set from a Production Test Application, written in LabView (ported from original Visual Basic software).

                                   Exhibit A


        Agreement for the provision of Technical Assistance          NORTEL
AXTEL   Support Services for                                         NETWORKS
        FWA Equipment
        Exhibit A - PRICE SUMMARY
        Order Placement & Payment Terms

Order Placement

     Annual Support Services

     Customer shall submit on or before December 1st of each year, a Purchase Order for the Support Services of the following year.

     Other Services

     Orders to be placed as required. Vendor shall accept such Purchase Orders within 10 business days after delivery thereof if Nortel Networks agrees to perform the service and if such Purchase Orders are in compliance with this Agreement.

Submission of Orders

     Customer shall submit the Order in accordance with the terms of the Order Procedure of the FWA Supply Contract.

Payment Terms

     All payments shall be in accordance with the terms of the Agreement and will be performed in USD currency.

        Agreement for the provision of Technical Assistance     NORTEL
AXTEL   Support Services for                                    NETWORKS
        FWA Equipment
        Exhibit A - PRICE SUMMARY



--------------------------------------------------------------------------------------------------------------------
Project              AXTel
                     Nortel Networks Corporation
Issue                12-May-04

        Code                                 Description                                 Qty     Unitary Price USD

NA                   Technical Assitance Support Services, which includes                 1      $ 3,800,000.00
                     Global Product Support and Network Technical Support
                     Per year.

                     Global Repair Services are not considered and will be quoted and invoiced by event

--------------------------------------------------------------------------------------------------------------------



Price for the annual fee of US$3.8 million corresponds for the calendar year 2003. Thereafter, there will be annual price uplifts to such fee, which shall reflect UK inflation and the growth of the FWA network as per the following calculations:

Price for calendar 2004  US$ 3.8 million multiplied by (1+UK inflation rate).

Price for each subsequent calendar year: The sum of (a) the price for the first previous calendar year multiplied by (1+UK inflation rate), plus (b) an amount equal to two percent (2%) of the aggregate purchase price in US Dollars up to and including US$15 million of FWA equipment delivered during the second previous calendar year, pluc (c) an amount equal to one percent (1%) of the aggregate purchase price in US Dollars in excess of US$15 million of FWA equipment delivered during the second previous calendar year.

AXTEL   On Site Support Services in accordance with Section 1.1    NORTEL
        of Exhibit B of this Agreement.                            NETWORKS

        Exhibit A - PRICE SUMMARY

        Out of scope Technical Support rates

     Notwithstanding Nortel Networks' determination that on-site support is not necessary, Axtel will nevertheless have the right to require on site support from Nortel Networks, provided that such on site support required by Axtel shall be at Axtel's cost unless it is agreed that it was necessary for such support to be provided on site.


-----------------------------------------------------------------------------------------------------
Project          AXTel
                 Nortel Networks Corporation
Issue            12-May-04

         Code                  Description                              Qty      Unitary Price USD

                 Per ocurrence rates for Technical Support
Regular          Monday through Friday9:00 a.m. to 6:00 p.m.
                   customer's local time                                  1           $ 220.00
Overtime 1       Monday through Friday6:01 p.m. to 8:59 a.m.
                   customer's local time &All day Saturday                1           $ 500.00
Overtime 2       All day Sundays& Nortel Networks Holidays                1           $ 500.00
                 Price in USD per hour

-----------------------------------------------------------------------------------------------------


Note:  3 hour minimum
Travel and Living (T&L) reasonable expenses are not included in pricing. The Travel and Living expenses include: Air fare, Hotel, Meals, Taxis as applicable.

AXTEL   Other Services other than On Site Support Services        NORTEL
        Exhibit A - PRICE SUMMARY                                 NETWORKS






------------------------------------------------------------------------------------------------------
Project                AXTel
                       Nortel Networks Corporation
Issue                  12-May-04

         Code                    Description                              Qty      Unitary Price USD

                       Per ocurrence rates for Technical Support
Regular                Monday through Friday 9:00 a.m. to 6:00 p.m.
                         customer's local time                              1           $ 300.00
Overtime 1             Monday through Friday 6:01 p.m. to 8:59 a.m.
                         customer's local time &All day Saturday            1           $ 450.00
Overtime 2             All day Sundays& Nortel Networks Holidays            1           $ 600.00
                       Price in USD per hour

------------------------------------------------------------------------------------------------------


Note:  3 hour minimum
Travel and Living (T&L) reasonable expenses are not included in pricing. The Travel and Living expenses include: Air fare, Hotel, Meals, Taxis as applicable
Note: With respect to Nortel Networks' on site personnel for the First Market Application Process for Annual FWA Software Release, Customer will only pay the T&L expenses of such personnel.

          Agreement for the provision of Technical Assistance     NORTEL
AXTEL     Support Services for FWA Equipment                      NETWORKS
          Exhibit A - PRICE SUMMARY

          Per Event Repair and Return Facility for Base Station Equipment


  -------------------------------------------------------------------------------------------------------------------------
  Project             AXTel
                      Nortel Networks Corporation
  Issue               12-May-04

         Code                      Description                                                 Qty       Unitary Price USD

       NTED4575       Transceiver Processor Module (TPM)                                        1          $ 1,413.00
       NTEG71HA       Transceiver Processor Module Packet Data  (TPM - PD)                      1          $ 1,413.00
       NTEG73AA       Network Management Module (NNM)                                           1          $ 1,270.00
       NTEG63AA       Transceiver Timing Module (TTM)                                           1           $ 922.00
       NTEG72AD       Transceiver Baseband Module (TBM)                                         1          $ 1,295.00
       NTEG77GB       Transceiver Masthead Unit (TMU)                                           1          $ 3,700.00
       NTEG74BA       OVPM                                                                      1           $ 340.00
                      Price in USD

  -------------------------------------------------------------------------------------------------------------------------


  Note for Base Stations:

o As separate and additional charge, each Base Station element returned for repair will be charged individually as the above table. Invoicing at the beginning of each month for units delivered to Vendor for repair during the previous month. Payment of 100% of invice amount due within thirty (30) days of invoice date.

o Individual Base Station element return & repair charges, excluding shipping and duty. Vendor repair cases resulting in "no fault found" to be charged at 50% of the vendor's full repair rates. Purchaser will pay reasonable handling fees units determined by Vendor to be beyond economic repair. Return and repair turnaround target time to be 60 days.

o    Vendor will not provide a hardware emergency replacement service.

  Note for RSS:

o As a separate and additional charge, an RSS Repair & Return service will be charged through one of the following two options. The Purchaser will elect one of these two options by the Closing Date for the year 2003 and by December 15th of the prior year for each year thereafter.

(1) US$145 per unit returned with a commitment to pay for the return of at least 450 units per month (i.e. US$65,250 per month, plus US$145 for each unit over 450 units). Invoicing at the beginning of each month for units delivered to Vendor for repair during the previous month (subject to the minimum commitment amount). Payment of 100% of invoice amount due within thirty (30) days of invoice date.

(2) An annual up front payment of US$75,000 (due with Purchase Order) and a per unit charge of US$130 per unit, with no associated minimums. Invoicing at the beginning of each month for units delivered to Vendor for repair during the previous month. Payment of 100% of invoice amount due within thirty (30) days of invoice date.

o Vendor repair cases resulting in "no fault found" to be charged at 50% of the Vendor's full repair rates. Purchaser will pay reasonable handling fee of units determined by Vendor to be beyond economic repair. Reutrn and repair turnaround target time to be 60 days.

o    Vendor will not provide a hardwre emergency replacement service.

                                     Annex B

                             CHANGE ORDER PROCEDURES

                                     ANNEX B

                             CHANGE ORDER PROCEDURES

The following procedure shall apply to the issuance of Change Orders under the Agreement. Capitalized terms used and not defined herein have the meanings attributed to them in the Agreement.

1. Change Order

     Any changes made by Customer after the effective date of the Agreement, resulting in adjustments to the content and/or specifications of the Products, Services, process, job schedule or other requirements shall be considered a change order ("Change Order"). The form of Change Order is attached hereto.

     1.1 Customer shall issue a written communication to the Nortel Networks Account Manager detailing the nature of the modifications it wishes to make.

     1.2 The Nortel Networks Account Manager shall return to Customer with an assessment of requirements to present a quotation.

     1.3 Upon acceptance of Nortel Networks' quotation. Customer shall issue a Change Order in the form attached hereto and deliver it to Nortel Networks five (5) business days from receipt of Nortel Networks' quotation.

2. Non-Billable Change Order

     If changes to the content and specifications of the Products or Services after the Start Date of the Agreement are deemed non-billable to Customer by Nortel Networks, "Non-Billable" shall be checked off on the Change Order.

3. Customer Information

     In cases where the Change Order is not based on models or merchandise, the Customer Information (CI) meeting shall be held and a related document shall be completed by Customer with the assistance of the Nortel Networks' Systems Application Engineer, capturing all network specifications. Customer shall approve this document prior to each request for quotation and subsequent Change Order.

                             ANNEX B - ATTACHMENT 1
                              FORM OF CHANGE ORDER


                                                             Axtel, S.A. de C.V.
                               Re: Purchase and License Agreement dated ________
                                                     Change Order No.: _________
                                            Circle One: Billable or Non-Billable

1. This Change Order is issued pursuant to Section 2 of the Purchase and License Agreement, dated __________ (the "Agreement"), by and between Axtel, S.A. de C.V. ("Customer") and Nortel Networks Limited and Nortel Networks de Mexico, S.A. de C.V. (collectively, "Nortel Networks"). This Change Order and the Products and Services to be supplied under this Change Order shall be subject to all the terms and conditions set forth in the Agreement.

2. This Change Order shall become effective upon execution by authorized representatives of Nortel Networks and Customer.

3.   Origin and Description of Changes:

     [insert narrative explaining reason for change]

     [INSERT ONLY IF NON-BILLABLE: The purpose of this Change Order is to notify you of some changes in the project as described below. Nortel Networks deems these changes non-billable. Any reference to prices or value is for informational purposes only. Nortel Networks requests your acknowledgement below to the changes described in this Change Order. This Change Order shall be deemed accepted if Nortel Networks has not received your express rejection within thirty days from the date set forth above.]

4.   Resulting Adjustment

[address addition, deletion or change in Products to be delivered, change in Price, Schedule, Delivery Term, etc.]


In witness whereof, the Parties have executed this Change Order on the ____ day of ____________, 200_.

AXTEL, S.A. DE C.V.

By:______________________________
Print Name:______________________
Title:___________________________

NORTEL NETWORKS LIMITED                 NORTEL NETWORKS DE MEXICO, S.A. DE C.V.


By:______________________________       By:______________________________
Print Name:______________________       Print Name:______________________
Title:___________________________       Title:___________________________

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------



                                     Annex C
                             DESCRIPTION OF PRODUCTS

                                     Annex C

                             DESCRIPTION OF PRODUCTS

1. DOCUMENT SCOPE

1.1 Document Scope

     This document details the definition of the FWA equipment to be supplied by Nortel Networks to AXtel. Note that "Qty." refers to the quantity of a component required for that configuration. Where the quantity of a component required for a configuration differs from the unit of measure for that component, the unit of measure is included in the description of that component. Equipment can only be ordered in whole multiples of the associated unit of measure.

2.1.1 FWA Description of Equipment

2.1.1.1 Intentionally Left in Blank

2.1.1.2 Customer Premise Equipment Kits.

     An F2 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG17DA             F2 RTU                                           1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500M)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GY             Dual Jacket Drop Cable Connector (50)            0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ -------

     An F5 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG18DA             F5 RTU                                           1
-------------------- ------------------------------------------------ -------
NTEG18FA             RDA Kit                                          1
-------------------- ------------------------------------------------ -------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ -------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ -------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ -------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ -------

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Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ -------
NTEG99GY             Dual Drop Cable Connector (50)                   0.02
-------------------- ------------------------------------------------ -------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
-------------------- ------------------------------------------------ -------

2.1.1.3 Installation Brackets for F5 & F2 RSS.

     Compact Mounting Bracket

-------------------- ------------------------------------------------ -------
        PEC                            Description                     Qty.
-------------------- ------------------------------------------------ -------
     NTEG19AJ                 Compact Mounting Bracket (10)             1
-------------------- ------------------------------------------------ -------
     NTEG99DC                  Mounting Coach Screw (200)             0.015
-------------------- ------------------------------------------------ -------
     NTEG99DD                        Washer M8 (200)                  0.015
-------------------- ------------------------------------------------ -------
     NTEG99DE                       Frame Fixing(200)                 0.015
-------------------- ------------------------------------------------ -------


2.1.1.4 Radio Basestation Kits

     Discrete Radio Basestation Configurations.

     The following configurations are representative of a typical installation. Specific installations may require variations on these definitions.

------------------- ------------------------------- -------------- --------------- -------------------
       PEC                   Description               18b RBS        27b RBS           48b RBS
------------------- ------------------------------- -------------- --------------- -------------------
     NTED4575       Transceiver Processor Module          5              7                 12
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG72AD       Transceiver Baseband Module           5              7                 15
                    Combining Diversity
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG77EC       Transceiver Masthead Unit Kit         6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable               6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                    1              2                 3
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG63AA       Transceiver Timer Module              0              0                 0
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG73AA       Network Management Module             0              0                 0
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG99CJ       TMU to Cabinet IF1/2" cable          0.6            0.9               1.8
                    (500m)
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG91BA    1/2  " IF Cable Connector Kit           6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG99CE       TMU to Cabinet Power cable           0.6            0.9               1.8
                    (500m)
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG93AA       Power Cable Connector Kit             6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable            0.6            0.9               1.8
                    (500m)
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG92AA       Data Cable Connector Kit              6              9                 18
------------------- ------------------------------- -------------- --------------- -------------------


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Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------



------------------- ------------------------------- -------------- --------------- -------------------
       PEC                   Description               18b RBS        27b RBS           48b RBS
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97MF       120 Degree Horizontal              Up to 6        Up to 9           Up to 6
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97ME       120 Degree Vertical                Up to 6        Up to 9           Up to 6
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97NF       60 Degree Horizontal               Up to 6        Up to 9           Up to 12
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97NE       60 Degree Vertical                 Up to 6        Up to 9           Up to 12
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97NG       40 Degree Vertical                    0              0              Up to 12
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------
     NTEG97NH       40 Degree Horizontal                  0              0              Up to 12
                    Polarization Antenna
------------------- ------------------------------- -------------- --------------- -------------------


With regard to antennas for the various basestation configurations, the quantities shown above reflect the maximum number of each antenna that could be required in a specific installation. The combined total actual antenna requirement for each configuration is:

                  18b - 6
                  27b - 9
                  48b - 18

For clarity, NTEG94BD (1M Pre-Fit Cabinet) and NTEG77EC (Transceiver Masthead Unit Kit) are defined as follows:

------------------------------------------------------------------------------------------------------
                           NTEG94BD 1M Pre-Fit Cabinet
------------------- -------------------------------------------------------------------------- -------
       PEC                                         Description                                  Qty.
------------------- -------------------------------------------------------------------------- -------
NTED4575            Transceiver Processor Module                                                 1
------------------- -------------------------------------------------------------------------- -------
NTEG63AA            Transceiver Timer Module                                                     2
------------------- -------------------------------------------------------------------------- -------
NTEG72AD            Transceiver Baseband Module Combining Diversity                              1
------------------- -------------------------------------------------------------------------- -------
NTEG73AA            Network Management Module                                                    1
------------------- -------------------------------------------------------------------------- -------
NTEG7662            CABINET CABLE SET TYPE 2                                                     1
------------------- -------------------------------------------------------------------------- -------
NTEG74BA            Over Voltage Protection Module                                               3
------------------- -------------------------------------------------------------------------- -------
NTEG76BA            ITS Fan Tray Assembly                                                        1
------------------- -------------------------------------------------------------------------- -------
NTEG76CC            Secondary DC Breaker Rack Filtered                                           1
------------------- -------------------------------------------------------------------------- -------
NTEG76FB            I.T.S Basestation Diversity Sub Rack                                         1
------------------- -------------------------------------------------------------------------- -------
NTEG76GA            I.T.S U.K Maintenance Port Assembly                                          1
------------------- -------------------------------------------------------------------------- -------
NTEG94AN            1.0M Cabinet Floor Mounting Plinth                                           1
------------------- -------------------------------------------------------------------------- -------
NTEG94FA            Alarm Connector Block                                                        1
------------------- -------------------------------------------------------------------------- -------
NTEG94QA            1.0M Internal ITS Cabinet                                                    1
------------------- -------------------------------------------------------------------------- -------

------------------------------------------------------------------------------------------------------
                     NTEG77EC Transceiver Masthead Unit Kit
------------------- -------------------------------------------------------------------------- -------
       PEC                                         Description                                  Qty.
------------------- -------------------------------------------------------------------------- -------
NTEG77CA            T.M.U./T.A.S. Ground Bond Kit                                                1
------------------- -------------------------------------------------------------------------- -------
NTEG77DA            Sun Shield Assembly                                                          1
------------------- -------------------------------------------------------------------------- -------
NTEG77GB            T.M.U. Assemble BF Band (100MHz)                                             1
------------------- -------------------------------------------------------------------------- -------
P0821020            U Bolt 61 C R S                                                              2
------------------- -------------------------------------------------------------------------- -------
P0821021            U Bolt 126 C R S                                                             2
------------------- -------------------------------------------------------------------------- -------
P0834843            T.M.U. Mounting Bracket V3                                                   1
------------------- -------------------------------------------------------------------------- -------


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Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------

2.1.1.5 Discrete Radio Basestation Upgrade Configurations.

     The following configurations are representative of a typical installation, eg. 45m cable runs assumed. Specific installations may require variations on these definitions.


------------------- --------------------------- ---------------- ----------------- -------------------
       PEC                 Description            18b to 27b        27b to 48b       PDS Upgrade to
                                                    Upgrade          Upgrade            18b ITS
------------------- --------------------------- ---------------- ----------------- -------------------
     NTED4575       Transceiver Processor              2                5                  0
                    Module
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG72AD       Transceiver Baseband               2                8                  0
                    Module Combining Diversity
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG77EC       Transceiver Masthead Unit          3                9                  0
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable            3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                 1                1                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG63AA       Transceiver Timer Module           0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG73AA       Network Management Module          0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CJ       TMU to Cabinet IF1/2"             0.3               1                  0
                    cable  (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG91BA       1/2" IF Cable Connector            3                9                  0
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CE       TMU to Cabinet Power              0.3               1                  0
                    cable (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG93AA       Power Cable Connector Kit          3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable         0.3               1                  0
                    (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG92AA       Data Cable Connector Kit           3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97MF       120 Degree Horizontal           Up to 3             0                  0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97ME       120 Degree Vertical             Up to 3             0                  0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NF       60 Degree Horizontal            Up to 3          Up to 12              0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NE       60 Degree Vertical              Up to 3          Up to 12              0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NG       40 Degree Vertical                 0             Up to 12              0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NH       40 Degree Horizontal               0             Up to 12              0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG71HA       Transceiver processor              0                0                  2
                    Module - Packet Data
------------------- --------------------------- ---------------- ----------------- -------------------
       N/A          Packet Data Software               0                0                  1
                    Activation Fee
------------------- --------------------------- ---------------- ----------------- -------------------


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Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------

          With regard to antennas for the various basestation upgrade configurations, the quantities shown above reflect the maximum number of each antenna that could be required in a specific installation. The combined total actual antenna requirement for each upgrade configuration is:

          18b to 27b Upgrade - 3
          27b to 48b Upgrade - 12

2.1.1.6 FWA Software.

------------ ------------------------------------------------------ ------------
    PEC                            Description                         Qty.
------------ ------------------------------------------------------ ------------
    N/A      Basestation Packet Data Software Activation Fee             1
------------ ------------------------------------------------------ ------------
    N/A      F2 RSS 2nd Line Activation                                  1
------------ ------------------------------------------------------ ------------
    N/A      F5 RSS 2nd Line Activation                                  1
------------ ------------------------------------------------------ ------------


2.1.1.7 FWA OA&M Equipment.

                  Field Engineering Terminal (FET).

Choose one of the following.

------------ ------------------------------------------------------ ------------
     PEC                           Description                          Qty.
------------ ------------------------------------------------------ ------------
   NTEG30AN  FET System Complete (LINUX)on  Panasonic CF27               1
------------ ------------------------------------------------------ ------------
   NTEG30AF  LINUX FET Software Application Kit for Panasonic CF27       1
------------ ------------------------------------------------------ ------------


                  Residential Installation System (RIS).

Survey Kit

--------------- ----------------------------------------------------- ----------
       PEC                            Description                         Qty.
--------------- ----------------------------------------------------- ----------
    NTEG24BF                  100 MHz Generic Survey Kit                   1
--------------- ----------------------------------------------------- ----------
   NTEG10DCBV           RSS Installation Sub-Set Documentation             1
--------------- ----------------------------------------------------- ----------
    P0872025                          Large Belt                           1
--------------- ----------------------------------------------------- ----------
    NTEG24BE         RTU SAK/Handle Pole Kit (5.5m extension kit)          1
--------------- ----------------------------------------------------- ----------
    NTEG22EB                    RTU SAK/Handle Assembly                    1
--------------- ----------------------------------------------------- ----------
    A0734347                              GPS                              1
--------------- ----------------------------------------------------- ----------
    A0658055                      Linesman Phone U.S.                      1
--------------- ----------------------------------------------------- ----------

Maintenance Kit

---------------- --------------------------------------------------- -----------
      PEC                         Description                           Qty.
---------------- --------------------------------------------------- -----------
   NTEG24AA             100MHz Generic Maintenance Kit                    1
---------------- --------------------------------------------------- -----------
   NTEG21ND                 PSA Mains Adapter U.S.                        1
---------------- --------------------------------------------------- -----------
   A0745625                 RMT Mains Adapter U.S.                        1
---------------- --------------------------------------------------- -----------
   A0657248                          Modem                                1
---------------- --------------------------------------------------- -----------
   A0655833                       Multimeter                              1
---------------- --------------------------------------------------- -----------
   NTEG21PB                 Vehicle charging Cable                        1
---------------- --------------------------------------------------- -----------
   A0743766                   RMT Docking Holster                         1
---------------- --------------------------------------------------- -----------

Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------

          Radio Element Manager (REM).

          The following configurations are representative of a typical installation. Specific installations may require variations on these definitions.

---------------- ------------------------------------------------------------------- --------------
      PEC                                   Description                                  Qty.
---------------- ------------------------------------------------------------------- --------------
   NTEG43AC      HP Unix Server                                                            1
---------------- ------------------------------------------------------------------- --------------
   NTEG41GD      REM Redundancy Upgrade Kit with Online Backup                             1
---------------- ------------------------------------------------------------------- --------------
   NTEG41EG      REM Processor Upgrade Kit                                                 1
---------------- ------------------------------------------------------------------- --------------
   A0784688      HP 3.5" hot swappable drive for HP D-CAL                                  1
---------------- ------------------------------------------------------------------- --------------
   NTEG43AA      HP Client Workstation                                                     1
---------------- ------------------------------------------------------------------- --------------
   NTEJ40BK      Radio Element Manager Software Platform 4.4.2                             1
---------------- ------------------------------------------------------------------- --------------
   NTEG42CB      Snmp Ethernet Network Mgt. Card Type 2                                    1
---------------- ------------------------------------------------------------------- --------------
   NTEG42BC      Network Hub 16 Slot Chassis,Fantray, Hipernmc  & Dual Psu                 1
---------------- ------------------------------------------------------------------- --------------
   NTEG42FB      60 Channel Netserver Ethernet L A N Card                                  1
---------------- ------------------------------------------------------------------- --------------
   NTEG42GM      Quad Modem Card With S/Ware Type 1                                        1
---------------- ------------------------------------------------------------------- --------------
   NTEG43AD      Unix Server annual support                                                1
---------------- ------------------------------------------------------------------- --------------
   NTEG43AB      Client Workstation annual support                                         1
---------------- ------------------------------------------------------------------- --------------
   NTEJ40GC      Remedy ARS Support                                                        1
---------------- ------------------------------------------------------------------- --------------
   NTEJ40JC      Oracle RDBMS Support                                                      1
---------------- ------------------------------------------------------------------- --------------
   A0743702      Openview SW Support                                                       1
---------------- ------------------------------------------------------------------- --------------
   NTEG42KA      Network Hub Annual SW Maintenance                                         1
---------------- ------------------------------------------------------------------- --------------
   A0743715      SW support CLEO                                                           1
---------------- ------------------------------------------------------------------- --------------
   A0740374      Power cord grounded North America                                         0
---------------- ------------------------------------------------------------------- --------------
   NTEJ40AE      REM Exceed SW                                                             1
---------------- ------------------------------------------------------------------- --------------
   NTEG41HB      10 BASE-T SWITCHING HUB-24R                                               1
---------------- ------------------------------------------------------------------- --------------


2.1.1.8 FWA Equipment Spares.

------------------- ---------------------------------------------------------------- --------------
       PEC                                    Description                              Qty. Per
------------------- ---------------------------------------------------------------- --------------
     NTED4575       Transceiver Processor Module                                           1
------------------- ---------------------------------------------------------------- --------------
     NTEG72AD       Transceiver Baseband Module Combining Diversity                        1
------------------- ---------------------------------------------------------------- --------------
     NTEG77EC       Transceiver Masthead Unit Kit                                          1
------------------- ---------------------------------------------------------------- --------------
     NTEG97PC       Antenna to TMU 4m Cable                                                1
------------------- ---------------------------------------------------------------- --------------
     NTEG76BA       ITS Fan Tray Assembly                                                  1
------------------- ---------------------------------------------------------------- --------------
     NTEG76CC       Secondary DC Breaker Rack Filtered                                     1
------------------- ---------------------------------------------------------------- --------------
     NTEG76FB       I.T.S Basestation Diversity Sub Rack                                   1
------------------- ---------------------------------------------------------------- --------------
     NTEG76GA       I.T.S U.K Maintenance Port Assembly                                    1
------------------- ---------------------------------------------------------------- --------------
     NTEG94QA       1.0M Internal ITS Cabinet                                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG74BA       Over Voltage Protection Module                                         3
------------------- ---------------------------------------------------------------- --------------
     NTEG63AA       Transceiver Timer Module                                               1
------------------- ---------------------------------------------------------------- --------------
     NTEG73AA       Network Management Module                                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG99CJ       TMU to Cabinet IF1/2"Cable                                           500m
------------------- ---------------------------------------------------------------- --------------
     NTEG91BA       1/2" IF Cable Connector Kit                                            1
------------------- ---------------------------------------------------------------- --------------
     NTEG99CE       TMU to Cabinet Power Cable                                           500m
------------------- ---------------------------------------------------------------- --------------
     NTEG93AA       Power Cable Connector Kit                                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG99CA       TMU to Cabinet Data Cable                                            500m
------------------- ---------------------------------------------------------------- --------------
     NTEG92AA       Data Cable Connector Kit                                               1
------------------- ---------------------------------------------------------------- --------------


Annex C - Description of Products
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------

------------------- ---------------------------------------------------------------- --------------
       PEC                                    Description                              Qty. Per
------------------- ---------------------------------------------------------------- --------------
     NTEG97ME       120 Degree Vertical Polarization Antenna                               1
------------------- ---------------------------------------------------------------- --------------
     NTEG97MF       120 Degree Horizontal Polarization Antenna                             1
------------------- ---------------------------------------------------------------- --------------
     NTEG97NE       60 Degree Vertical Polarization Antenna                                1
------------------- ---------------------------------------------------------------- --------------
     NTEG97NF       60 Degree Horizontal Polarization Antenna                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG97NG       40 Degree Vertical Polarization Antenna                                1
------------------ ---------------------------------------------------------------- --------------
     NTEG97NH       40 Degree Horizontal Polarization Antenna                              1
------------------- ---------------------------------------------------------------- --------------
     NTEG71HA       Transceiver Processor Module - Packet Data                             1
------------------- ---------------------------------------------------------------- --------------
     NTEG18DA       F5 RTU                                                                 1
------------------- ---------------------------------------------------------------- --------------
     NTEG18FA       RDA Kit                                                                1
------------------- ---------------------------------------------------------------- --------------
     NTEG12FA       RPCU                                                                   1
------------------- ---------------------------------------------------------------- --------------
     A0636762       RPCU Battery                                                           1
------------------- ---------------------------------------------------------------- --------------
     NTEG12CL       RPCU Power Cord                                                        1
------------------- ---------------------------------------------------------------- --------------
     NTEG12FB       RPCU Safety Booklet                                                    1
------------------- ---------------------------------------------------------------- --------------
     NTEG99JE       Dual Jacket Drop Cable                                               500m
------------------- ---------------------------------------------------------------- --------------
     NTEG99GY       Dual Jacket Drop Cable Connector                                      50
------------------- ---------------------------------------------------------------- --------------
     NTEG99CZ       Drop Cable Connector Pins                                             500
------------------- ---------------------------------------------------------------- --------------
     NTEG17DA       F2 RTU                                                                 1
------------------- ---------------------------------------------------------------- --------------


Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------




                                     Annex D

                             Product Specifications

Annex D -Product Specifications
Purchase and License Agreement for FWA Equipment

--------------------------------------------------------------------------------




                                     Annex D

                             Product Specifications

                                PLA FWA Contract
1. Scope

1.1 This section defines the essential performance characteristics of the Nortel Networks Internet Fixed Wireless Access system (Internet FWA). The scope of the section is confined to the airside equipment that supports wireless transmission in the local loop, i.e. that part of the system from the Base-station network interface to the subscriber premises terminal interface (telephone socket), together with associated network management operations systems in the element management layer. The specifications for the switch, service gateway and other associated backhaul equipment are therefore specifically excluded from this section.

2.1  General description

2.1.1 Intentionally Left in Blank

2.1.1.1 Purpose of Internet FWA

     The Internet FWA system allows telecommunications operators to construct high quality telephone access networks between customers' premises and local exchanges. The system uses cellular point to multi-point wireless technology as a replacement for traditional copper-based local loops. A major advantage of FWA technology is that it allows operators to create new access networks quickly and with minimum capital investment.

     Each terminal in the Internet FWA system is capable of delivering PSTN circuit-switched services through two standard analogue telephone lines. In addition to the PSTN services, a packet-mode service may be used to deliver `always-on' connections between one or more Internet Service Providers
     (ISPs) and the computer equipment of subscribers.

     The Internet FWA system provides a frequency division duplex radio link to a subscriber transceiver system and operates in the 3.4 to 3.6 GHz band. The air interface utilizes time division multiplex on the downlink and time division multiple access on the uplink. The system comprises a network of Radio Base-stations (RBS) arranged on a cellular plan and these are connected to the PSTN or to the public Internet by a conventional back-haul network. Each base-station consists of one or more Integrated Transceiver Systems (ITSs).

2.1.2 Sub-systems

     The Internet FWA system contains two Network elements (NEs):

     o    Remote Service System (RSS)

     o    Radio Base Station (RBS)

     The Internet FWA system contains three Operations systems (OSs):

     o    Radio Element Manager (REM)

     o    RSS Installation System (RIS)

     o    Field Engineering Terminal (FET)

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--------------------------------------------------------------------------------

     The Remote Service System (RSS)

     This system provides the subscriber with two independent analogue exchange lines and optionally a packet data service interface. The system consists of the RSS Terminal Unit (RTU), an RSS Power and Connection unit (RPCU) and an RSS Data Adapter (RDA).

     The RTU is mounted externally to the subscriber premises and contains a directional antenna, radio electronics and the two analogue line interfaces to carry PSTN services. The unit is powered from the RPCU indoor unit that plugs into the subscribers mains supply. A `drop cable' connects the RTU to the RPCU. The RPCU contains two sets of telephone sockets for connection to the subscriber's telephone equipment. In order to provide the optional packet data service, an RDA is supplied along with a special version of the RTU that contains the required data interface. The packet data service makes use of the HPNA standard to multiplex the data onto `line 0' of the telephone wires. The RDA connects to the subscriber's personal computer.

     The Integrated Transceiver System (ITS)

     One or more ITSs form the basis of the radio base-station and have been designed to serve an area of up to 5km radius in a typical urban environment and up to 20km in a rural environment.

     Voice band circuits from the ITS are connected to the switch by means of E1 links running a V5.2 protocol. The packet data service is also routed over E1 links to the service gateway using L2TP (layer 2 tunnel protocol). The ITS can route any slot from the `circuit' E1s to any slot on the airside interface.

     In principle, an ITS can be provisioned as a 3, 6, 9, 12, 15 or 18 bearer configuration. RBS configurations specifically supported by installation and maintenance processes provide tri-sectored configurations with 18 or 27(1) RF carriers, or a tri/hex-sectored RBS with 48 RF carriers. The 27-carrier configurations require the use of two ITSs, and the 48-carrier configuration requires the use of three ITSs. The 48 bearer base-station is designed to provide coverage in two `RF layers', the first layer allowing a frequency re-use of one to be employed whilst a more conservative frequency plan is used in the other layer. Service to the individual RSS can be switched between these two layers depending on the interference environment experienced at that RSS.

     Radio Element Manager (REM)

     The Radio Element Manger (REM) is a high performance, high capacity management system and is used to perform the Operation, Administration, Maintenance and Provisioning (OAM&P) procedures for the Internet FWA network. One REM can manage up to 200 ITSs and 150,000lines. The REM is primarily composed of a server platform, a client platform, additional user PCs and a Network Communications Server. Their respective purposes are described below. The REM supports a total of 4 expert and 4 standard user sessions.

     The REM server performs all provisioning related, object-related, event and alarm related processing, together with some of the GUI processing. Further, the server stores all object, event and alarm related data and state. As such, the majority of REM software executes on the server. The server also interfaces directly to a customer's High Level Management System (HLMS) for subscriber provisioning.

----------

1 In the Axtel application, the 27 bearer base-stations generally provide only 26 bearers due to limited availability of RF channels.

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Annex D -Product Specifications
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--------------------------------------------------------------------------------

     The REM Client primarily acts as the host platform for the additional user GUI screens. It provides some of the GUI processing, and acts as a platform on which additional user scripts run.

     PCs running Exceed software connect with the REM client to allow access for additional users.

     The Network Communication Server (NCS) is an integrated terminal server and modem unit, which provides a connectivity solution from the REM to its network of ITSs. It also provides connectivity to the Remote Maintenance Terminal that is used during the subscriber hardware installation.

     Field engineering terminal (FET)

     The installing engineer will use this equipment during installation and commissioning of Base-station equipment. The FET application runs on a PC platform using a LINUX operating system. The FET is intended to connect locally into an ITS and allows control of the ITS as well as access to status information. Each FET requires a license key to enable operation and these are available from Nortel Networks.

     RSS Installation system (RIS)

     The installing engineer will use this equipment to control the RSS during installation, to aid antenna alignment to the Base Station, to measure the performance of the RF link and to enable the connection. The primary component of the RIS is the Remote Maintenance Terminal (RMT).

2.1.3 External interfaces

     The physical layer external interfaces of the Internet FWA system are:

     o    Analogue line interface at the RSS

     o    Packet data interface at the RSS

     o    A.C. power interface at the RSS

     o    PCM (E1) interface at the RBS

     o    Packet data (E1) interface at the RBS

     o    D.C. power interface at the RBS

     o    External alarm interface at the RBS

     o Analogue line interface at the RIS. This is used to connect the RMT to the REM to download provisioning data.

     o    Analogue line interface at the REM

     o Ethernet interface at the REM. This is used to connect the REM to higher-layer operations systems.

2.2 Physical characteristics

2.2.1 RSS transceiver unit (RTU)

2.2.1.1 Mechanical

     Length/width: 300 mm (octagonal, measured between flat faces)
     Depth: 90 mm excluding mounting brackets
     Mass: 2.5 kg.



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2.2.1.2 Environmental

              Ambient temperature: -40 C to +50 C
              Solar radiation: <= 1120 W/m2
              Relative humidity: 5% to 100%

2.2.2 RSS power and connection unit (RPCU)

2.2.2.1 Mechanical

              Length: 210 mm
              Width: 135 mm
              Depth: 41 mm
              Mass: 2.0 kg including battery

2.2.2.2 Electrical

              Input voltage: 85 V to 270 V RMS
              Input frequency: 45 Hz to 70 Hz

2.2.2.3 Environmental

              Ambient temperature: -5 C to +45 C
              Relative humidity 5% to 100%

2.2.3 RSS data adaptor (RDA)

2.2.3.1 Mechanical

              Length: 165 mm
              Width: 125 mm
              Depth: 28 mm
              Mass: 250 g

2.2.3.2 Environmental

              Ambient temperature: -5C to +45C
              Relative humidity: 5% to 100%

2.2.4 Integrated transceiver system (ITS) indoor equipment

2.2.4.1 Mechanical

              Width: 600mm
              Height and depth (1 metre cabinet): 1000 mm x 300 mm

2.2.4.2 Environmental

              Ambient temperature: 0 C to +45 C
              Solar radiation: <= 700 W/m2
              Relative humidity: 5% to 95%

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2.2.5 Integrated transceiver system (ITS) masthead equipment

2.2.5.1 Mechanical (TMU)

              Height: 600 mm
              Width: 450 mm
              Depth: 200 mm
              Mass: <= 30 kg

2.2.5.2 Environmental

              Ambient temperature: -40 C to +50 C
              Solar radiation: <= 1120 W/m2
              Relative humidity: 5% to 100%

2.3 Radio system

2.3.1 General description of the air interface

2.3.1.1 Physical layer

     The physical layer of the Internet FWA air interface uses digital time division multiplex/time division multiple access (TDM/TDMA) with a 10-slot frame structure. Uplink and downlink carriers are paired, and separated by a fixed duplex spacing of 99.84MHz. A TDM/TDMA channel (i.e. one time-slot one on one RF carrier) is known as a physical channel. In the maximum configuration, one ITS provides 18 pairs of RF carriers, and 180 physical channels.

     The uplink carriers are contained within the frequency band 3425 MHz to 3450 MHz, and the downlink carriers are contained within the frequency band 3525 MHz to 3550 MHz.

     The modulation scheme for both the uplink and downlink direction is pi/4 shifted differential quadrature phase shift keying ((pi)/4DQPSK) with a nominal symbol rate of 256,000 symbols/s. The gross data rate is 512 kbits/s per carrier.

     Reserved channels are used to allow contention access by terminals. These access channels are not available for carrying subscribers' voice or data traffic.

2.3.1.2 Channel plan

     The Internet FWA system operates over 78 RF channels, with a nominal channel spacing of 307.2 kHz. The lowest uplink channel (Ch. 2) has a nominal centre frequency of 3425.8944 MHz. The highest downlink channel (Ch. 79) has a nominal centre frequency of 3549.3888 MHz. The fixed duplex spacing is equivalent to 325 times the channel spacing.

2.3.1.3 MAC layer for PSTN traffic

     One physical channel is capable of carrying a single 32 kbit/s ADPCM circuit-switched connection, or one half of a 64 kbit/s PCM circuit-switched connection.

2.3.1.4 MAC layer for the Packet data service

     Physical channels can be allocated in groups of six to carry packet-mode traffic. One group of six physical channels is described as a packet channel.



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2.3.2 RF performance of the ITS equipment

2.3.2.1 Maximum transmit power

     The maximum transmit power from the ITS is not less than 28 dBm for each carrier, measured at the antenna port of the TMU.

2.3.2.2 Transmitter implementation loss

     The transmitted signal from the ITS is a close approximation to an ideal
     (pi)/4DQPSK signal. The additional carrier to noise margin required to demodulate the practical transmitted signal, compared to an ideal signal is less than 1 dB.

2.3.2.3 Spectrum due to modulation

     The spectrum due to modulation at the output of the ITS is as follows:

     ----------------------- ---------------------------------------------------
     Channel                 Mean power (dBc)
     ----------------------- ---------------------------------------------------
     N                       0 dBc (by definition)
     N +/- 1                 <= -24.5 dBc
     N +/- 2                 <= -40 dBc
     N +/- 3                 <= -50 dBc
     Any other channel       <= -60 dBc or -60 dBm (whichever is greater)
     ----------------------- ---------------------------------------------------

     The mean power is measured using an ideal receiver with root-raised-cosine filtering with transition factor ((alpha)) = 0.4, and with the receiver tuned to the centre of the appropriate adjacent channel.

2.3.2.4 Minimum receiver sensitivity

     The receiver sensitivity for the ITS is not greater than -101.5 dBm, measured at the antenna port of the TMU, for a bit error ratio (BER) of 10-3 before forward error correction. This measurement assumes an ideal transmitter.

2.3.2.5 Receiver selectivity

     The ITS receiver selectivity is specified in terms of the level of interfering signal consistent with a bit error ratio (BER) for the wanted signal of less than 10-3 before FEC. The interfering signal is assumed to be from a signal source with the ideal characteristics of the Internet FWA radio system, centered on the applicable adjacent channel. The wanted signal is assumed to be from a similar ideal source and set at a level 3 dB greater than the level required for BER = 10-3 in the absence of interference. The carrier to interference levels are as follows:


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     -------------------------- ------------------------------------------------
     Channel                    Carrier/Interference ratio for BER = 10-3
     -------------------------- ------------------------------------------------
     N                          <= 14.4 dB
     N +/- 1                    <= -15.5 dB
     N +/- 2                    <= -58.5 dB
     Any other channel          <= -84.5 dBc
     -------------------------- ------------------------------------------------

2.3.3 RF performance of the RSS equipment

2.3.3.1 Maximum transmit power

     The maximum transmit power from the RSS is not less than 44.5 dBm EIRP in RF channels 8 to 73 inclusive, and not less than 41.5 dBm EIRP in the remaining channels. This transmit power specification applies to the complete RTU including the antenna.

2.3.3.2 Transmitter implementation loss

     The transmitted signal from the RSS is a close approximation to an ideal
     (pi)/4DQPSK signal. The additional carrier to noise margin required to demodulate the practical transmitted signal, compared to an ideal signal is less than 1 dB.

2.3.3.3 Spectrum due to modulation

     The spectrum due to modulation at the output of the RSS is as follows:

     -------------------------------- -------------------------------
     Channel                          Mean power (dBc)
     -------------------------------- -------------------------------
     N                                0 dBc (by definition)
     N +/- 1                          <= -24.5 dBc
     N +/- 2                          <= -40 dBc
     N +/- 3                          <= -50 dBc
     Any other channel                <= -60 dBc
     -------------------------------- -------------------------------

     The mean power is measured using an ideal receiver with root-raised-cosine filtering with transition factor ((alpha)) = 0.4, and with the receiver tuned to the centre of the appropriate adjacent channel. The measured power is averaged over duration of the time-slot containing the uplink transmission.

2.3.3.4 Minimum receiver sensitivity

     The receiver sensitivity for the RSS is not greater than -102 dBm in RF channels 8 to 73 inclusive, and not greater than -101.5 dBm in the remaining channels. The received signal is



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     measured at the connector of the RTU antenna, for a bit error ratio (BER)
     of 10-3 before forward error correction. This measurement assumes an ideal transmitter.

2.3.3.5 Receiver selectivity

     The RSS receiver selectivity is specified in terms of the level of interfering signal consistent with a bit error ratio (BER) for the wanted signal of less than 10-3 before FEC. The interfering signal is assumed to be from a signal source with the ideal characteristics of the Internet FWA radio system, centered on the applicable adjacent channel. The wanted signal is assumed to be from a similar ideal source and set at a level 3 dB greater than the level required for BER = 10-3 in the absence of interference. The carrier to interference levels are as follows:

     -------------------------- ------------------------------------------------
     Channel                    Carrier/Interference ratio for BER = 10-3
     -------------------------- ------------------------------------------------
     N                          <= 14.4 dB
     N +/- 1                    <= -10.2 dB
     N +/- 2                    <= -25.6 dB
     N +/- 3                    <= -32.6 dB
     N +/- 4                    <= -35.6 dB
     N +/- 5                    <= -58.6 dB
     Any other channel          Blocking specification applies
     -------------------------- ------------------------------------------------

2.3.3.6 RSS receiver dynamic range

     The dynamic range of the RSS receiver is from the limit of sensitivity to -20 dBm, measured at the antenna connector of the RTU. Over this dynamic range the BER of the received signal (measured before forward error correction) is not greater than 10-3.

2.3.3.7 RSS antenna gain

     The gain of the RSS antenna is between 18 dBi and 22 dBi at the peak of the response. The nominal beamwidth is 14 degrees (i.e. +/- 7 degrees). The rejection of cross-polar signals in the main antenna response is not less than 20 dB compared to a co-polar signal of identical level. The maximum level of side-lobe responses is 3 dBi, and this limit applies at azimuth angles from 22 degrees to 338 degrees with respect to the peak response.

2.3.4 Automatic power control

     To minimise interference in the network, the system incorporates automatic uplink RF power control whereby the ITS attempts to maintain a constant received signal strength (RSSI) of -80dBm for each active call or packet connection. If the RSSI strays from this target, the ITS will send a message to the appropriate RSS requesting an appropriate modification to the uplink RF power. The ITS normally integrates the RSSI over a 30s period before deciding whether an adjustment is required although there is a faster attack period at the start of a call or packet connection. At the end of a call or connection, the RSS calculates a new RF power that will be used to initiate the next call or connection on the same RF channel.



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     To maintain an appropriate initial uplink RF power level during extended periods of call inactivity, network test calls are automatically scheduled to each RSS on each of its operating channels. Just as is the case for normal calls, the uplink RF power is adjusted appropriately at the end of a network test call. The scheduling period is normally set to 23 hours.

2.3.5 Combining diversity

     In ITS configurations with 2 or more TMUs per sector, the system is configured to execute two-path maximum ratio combining in the uplink. The implementation of this feature delivers the theoretical benefit of maximum ratio combining with less than 1 dB implementation loss.

     The TMU receiver is wideband and covers all of the uplink spectrum. This means that the IF signals from 2 TMUs in the same sector differ only by virtue of being received from 2 physically separated antennas. The two I.F signals are fed to separate arms of each receiver pair of every TBM in the sector. The TBM hosts three such receiver pairs where each pair is configured to an appropriate channel. The maximum ratio combining algorithm is executed independently on each receiver pair.

2.3.6 Dynamic carrier list management

     Dynamic carrier list management feature allows each RSS to modify the classification of individual RF carriers in response to periodic measurements of the received (downlink) signal. Each RSS notifies the ITS of changes in carrier classification, allowing the ITS to allocate channels with a priority reflecting the recent quality of downlink carriers. This feature has proven to be effective in combating the effects of static frequency-selective fading, and minimizing the impact of downlink radio interference from nearby RBSs in the same network. This feature is extremely valuable in networks where tri-sector and tri/hex-sector RBSs are built in adjacent or nearby cells.

2.4 Equipment configurations

2.4.1 RBS configurations

     RBS configurations that can be constructed using SR14 consist of one, two or three ITSs. The table below lists the configurations that can be used.

     ------------------------------------------- ------------------ --------- ---------- ------------
     Base station configuration                  ITS sector
                                                 organisation        Circuit- Packet-    Maximum
                                                                     switched switched   number of
                                                                     E1s      E1s        E1
                                                                                         connections
     ------------------------------------------- ------------------ --------- ---------- ------------
     18-carrier, tri-sector, Type I              6.6.6              6         0, 2       8
     ------------------------------------------- ------------------ --------- ---------- ------------
     26-carrier, tri-sector, Type II             6.6.5              6         0, 2       11
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 3.3.3              3         0
     ------------------------------------------- ------------------ --------- ---------- ------------


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     ------------------------------------------- ------------------ --------- ---------- ------------
     Base station configuration                  ITS sector
                                                 organisation        Circuit- Packet-    Maximum
                                                                     switched switched   number of
                                                                     E1s      E1s        E1
                                                                                         connections
     ------------------------------------------- ------------------ --------- ---------- ------------

     26-carrier, tri-sector, Type III            9.8                6         0, 2       13
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 9                  3         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------
     26-carrier, tri-sector, Type IV             9.9                6         0, 2       13
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 8                  3         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------
     27-carrier, tri-sector, Type I              6.6.6              6         0, 2       11
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 3.3.3              3         0
     ------------------------------------------- ------------------ --------- ---------- ------------
     27-carrier, tri-sector, Type II             9.9                6         0, 2       13
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 9                  3         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------
     48-carrier, tri/hex-sector                  6.6.4              5         0, 2       21
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 6.6.4              5         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------
                                                 6.6.4              5         0, 2
     ------------------------------------------- ------------------ --------- ---------- ------------


     The column `ITS sector organization' denotes the number of RF carriers than are enabled in each sector. No relationship is implied between the position of the elements of this list and the numbering of ITS sectors; thus a sector organization of 6.6.5 applies equally to configurations where the five-carrier sector is ITS sector 1, 2 or 3.

     The tri/hex configuration is described as 6.6.4. The six-carrier sectors are associated with the hex-sectored antennas, and the four-carrier sector is associated with the tri-sectored antennas. By default, the tri-sector is ITS sector 1.

     The following rules apply:

     o    Where PDS is required at an ITS, two TPM-PDs must be fitted.

     o Each TPM requires one E1 connection between the ITS and the local exchange.

     o Each TPM-PD requires one E1 connection between the ITS and the service gateway.

     Some of the base station configurations make use of more than one ITS. PDS can be enabled or disabled on a `per-ITS' basis, and so it is possible to create a multi-ITS configuration where only one or two of the ITSs has PDS enabled.



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2.4.2 PSTN traffic capacity

     The PSTN traffic capacity of the supported RBS configurations is detailed in the table below. Note these figures apply where PDS is not provided; the PSTN capacity of an ITS with PDS is necessarily lower.

     ---------------------------------------------- -------------------------------------------------
     Base station configuration                     Reference capacity (E)
     ---------------------------------------------- -------------------------------------------------
                                                    Soft sector = 0%        Soft sector = 10%
     ---------------------------------------------- ----------------------- -------------------------
     18-carrier, tri-sector, Type I                 135.4                   146.9
     ---------------------------------------------- ----------------------- -------------------------
     26-carrier, tri-sector, Type III & IV          209.1                   210.0
     ---------------------------------------------- ----------------------- -------------------------
     27-carrier, tri-sector, Type II                218.4                   220.0
     ---------------------------------------------- ----------------------- -------------------------
     48-carrier, tri/hex-sector                     376.0                   376.0
     ---------------------------------------------- ----------------------- -------------------------


     The reference capacity is defined as the capacity at 1% probability of blocking for long ADPCM calls, with the optimum distribution of traffic loading between ITS sectors.

     The soft-sector capacity assumes that 10% of the traffic loading arises from subscribers in the overlap regions between sectors, and that the soft-sectored load is distributed evenly between three overlap regions (3.3% of the total load in each overlap). In 26-carrier RBSs of type III and IV, and 27-carrier RBSs of type II, there is only one overlap region where a benefit is derived from soft sectoring; in these cases, the capacity gain is relatively small. In the tri/hex-sectored ITS, soft-sectoring is not enabled between hex-sectors.

     One ITS with V5.2 interface can support a maximum of 2048 PSTN lines, and a maximum of 2048 RSSs.

2.4.3 Packet data traffic capacity

2.4.3.1 Number of packet channels at an ITS

     Packet channels at an ITS can be configured subject to the following rules:

     o Packet data can be supported by ITSs with sector arrangement 6.6.6, 6.6.5, 8, 9, 9.8, 9.9, 6.6.4 (tri/hex)

     o    All packet channels consist of 6 physical channel pairs

     o An ITS that supports PDS has two TPM-PDs o One TPM-PD may support zero to four packet channels inclusive

     o One ITS supports a maximum of 36 physical channels (i.e. six packet channels)

     o The largest packet partition allowed in one sector is three packet channels

     o In bi-sector or tri-sector ITSs, if the ITS provides PDS then each sector must have at least one packet channel



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     o    In a tri-sector ITS, the sum of the number of packet channels in the smallest two packet partitions must not exceed four. This ensures that sectors will not be split across TPM-PDs.

2.4.3.2 Number of simultaneous PPP and MAC connections

     The packet data service supports a maximum of:

     o    700 packet data subscribers per ITS

     o    700 simultaneous PPP connections per ITS

     o    25 simultaneous active MAC connections per packet channel

     o    60 simultaneous active MAC connections per TPM-PD

     o    110 simultaneous active MAC connections per ITS

2.4.3.3 Traffic capacity of a packet channel

     Each packet channel (consisting of six physical channels) provides a shared channel with an aggregate capacity for users' packet data traffic of not less than 192 kbps in the downlink direction, and not less than 84 kbps in the uplink direction. PPP, TCP and IP headers applied at the users' computers are assumed to form part of the useful throughput.

2.4.3.4 Peak throughput for a single PDS user

     The peak throughput for a single user is approximately 96 kbps in the downlink direction (using the USB interface) and approximately 92 kbps in the downlink direction (using the RS-232 interface). The peak throughput for a single user is approximately 42 kbps in the uplink direction.

     Note that these are peak figures, and apply when the user has exclusive use of three physical channels. In normal operation, the packet channel capacity is shared between a number of users, and mean throughput figures for individual users will be lower than these peak values. The operator must ensure that sufficient packet channels are configured to offer reasonable quality of service to packet data subscribers.

2.4.3.5 Reduction in PSTN capacity

     The remaining PSTN traffic capacity at an RBS with packet data service is defined in the following table. These figures assume that 10% of the offered traffic is from soft-sectored terminals.

     -------------------------------------- -------------------------------------------------
     Base station configuration             Reference capacity (E)
     -------------------------------------- ----------------------- -------------------------
                                            One packet channel in   Two packet channels in
                                            each sector             each sector
     -------------------------------------- ----------------------- -------------------------
     26-carrier, tri-sector, Type III & IV  194.0                   178.0
     -------------------------------------- ----------------------- -------------------------
     48-carrier, tri/hex-sector             327.0                   279.0
     -------------------------------------- ----------------------- -------------------------



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2.5 External interfaces

2.5.1 ITS to transmission system

     The interface between the ITS and the transmission system is defined by ITU-T G.703 11/2001, `Physical/electrical characteristics of hierarchical digital interfaces'. Only the interface at 2048 kbit/s is supported in Internet FWA.

     As an additional requirement, Internet FWA requires that the long-term frequency accuracy of the E1 signal from the transmission system is better than 10-7 (0.1 ppm). Transmission equipment does not normally re-time digital traffic, and so this frequency accuracy is usually dependent on correct configuration of the local exchange (for PSTN connections) or the packet data network.

     Internet FWA complies with ITU-T G.823, `The control of jitter and wander within digital networks which are based on the 2048 kbit/s hierarchy'.

2.5.2 ITS to local exchange

     The framing structure of the signal between the ITS and the local exchange is defined by ITU-T G.704 10/1998, `Synchronous frame structures used at 1544, 6312, 2048, 8448 and 44 736 kbit/s hierarchical levels', and ITU-T
     G.706 04/1991, `Frame alignment and cyclic redundancy check (CRC) procedures relating to basic frame structures defined in Recommendation G.704'.

     The voice coding for circuit-switched traffic complies with ITU-T G.711 11/1988, `Pulse code modulation (PCM) of voice frequencies'.

     Signaling between the ITS and the local exchange uses the V5.2 protocol, defined in the ETSI V5.1 Specification ETS 300 324-1, V 1.2.2, `V-Interfaces at the digital local exchange (LE) - V5.1-Interface (based on 2048 kbit/s) for the support of access network (AN)', and ETSI V5.2 Specification ETS 300 347-1, V 2.1.2, `V-interfaces at the digital local exchange (LE) - V5.2 interface (based on 2048 kbit/s) for the support of access network (AN)'. Only requirements for PSTN services apply to Internet FWA.

2.5.3 ITS to packet data network

     Internet FWA requires that the E1 signal from the packet data network must comply with the framing structure defined in ITU-T G.704 (see above for a detailed reference). Time-slot zero contains a frame synchronization signal, and the remaining 31 time-slots are joined together to provide a connection with an aggregate capacity of 1984 kbit/s.

     The layer-2 tunnel between the ITS and the packet data network uses a protocol stack consisting of the point-to-point protocol (PPP), Internet protocol (IP), user datagram protocol (UDP) and the layer-2 tunneling protocol (L2TP). These protocols are defined as follows:

     o PPP: Internet engineering task force (IETF) STD 51, `The point to point protocol'

     o    IP: IETF RFC 791, `Internet protocol'

     o    UDP: IETF RFC 768, `User datagram protocol'

     o    L2TP: IETF RFC 2661, `Layer two tunnelling protocol (L2TP)'

2.5.4 RDA to PC

     The RDA provides a choice of two different serial data standards at the PC-RDA interface:

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     o    Asynchronous serial interface (commonly known as RS-232) as defined in
          ANSI/TIA/EIA-232-F-1997, Interface Between Data Terminal Equipment and Data Circuit-Terminating Equipment Employing Serial Binary Data Interchange, and

     o Universal Serial Bus (USB), using the `full-speed' option, as defined in Universal Serial Bus specification, Rev. 1.1 and USB class definitions for communications devices, Rev. 1.0.

2.6 Additional Specifications

     In addition to the Product's Specifications set forth in this Annex D, the Parties agree to include as part of this Annex D the Product's Specifications that will be set forth in the Compact Discs to be named as: (i) Internet Fixed Wireless Access, MR 14.0.3 "Customer Documentation Suite" and (ii) Internet Fixed Wireless Access, Maintenance Release MR 14.0.3 System Line Up that will be delivered with MR14.03 in February 2003.





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                                     Annex E


                               FWA Order Procedure









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ORDER PROCEDURE


1 Purchase Order Procedure for other than FWA Equipment Annual Minimum Order Commitments


Nortel Networks and Axtel agree that a Purchase Order must be issued and delivered in order to proceed with the supply of any Product or Service for the purposes of this Agreement.

The Purchase Order will be issued either according to prices established in Annex F- Prices of this Agreement or according to a specific quotation provided by Nortel Networks for those cases in which the prices are not stated in such Annex. Nortel Networks is not obliged to quote or deliver any service or material not included in Annex C - Description of Products.

1.1 Request for Quotation


Applicable for Products and Services not included in Annex C - Description of Products. Axtel will request the quotation in writing in a mutually agreed format and containing the following minimum information:

a) Supplier Part or Service Number if available b) Manufacturer Part Number if different to supplier c) Part or Service Description d) Quantity e) Unit of Measure f) Requested Deliver Time or Date g) Delivery Location when applicable


1.2 Delivery of quotation by supplier

Nortel Networks will deliver the quotation in accordance with the terms set forth below.

The quotation will be submitted to Axtel's Purchasing Department and Strategic Negotiations Department in writing within a reasonable period of time, depending on the complexity of the quote referred, duly signed by Supplier Sales Representative and containing the following information:

     a)   Supplier Quotation Number
     b)   Supplier Part or Service Number
     c)   Manufacturer Part Number if different to Supplier's
     d)   Part or Service Description
     e)   Quantities
     f)   Unit of Measure
     g)   Unit Price as defined in Annex F of the Agreement


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     h)   Extended Price
     i)   Warranty Terms and Conditions if applicable
     j)   Payment Terms
     k)   Expiration Date
     l)   Delivery Time per Item
     m)   Delivery Site or Delivery Location when applicable
     n)   Agreement Name

1.3 Submission of Purchase Orders - General

Customer will submit the Purchase Order in accordance with the terms set forth below

Purchase Orders shall be submitted in a mutually agreed format or media to the Nortel Commercial Representative, duly signed by an authorized Axtel representative and containing the following minimum information:

     a)   Purchase Order Number
     b)   Purchase Order Date
     c)   Supplier Quotation Number if applicable
     d)   Requested Delivery Date per each item
     e)   Supplier Part or Service Number as per Annex C or quotation
     f)   Manufacturer Part Number if different to Supplier when applicable
     g)   Part or Service Description
     h)   Quantities per each item
     i)   Unit of Measure
     j)   Unit Price as defined in Annex F of the Agreement
     k)   Extended Price
     l)   Billing Instructions
     m)   Payment Terms as per signed Agreement
     n)   Shipping Instructions and Delivery Location
     o)   Agreement Name
     p)   Wording expressing "Purchase Order 100% binding and non-cancelable"
     q)   Wording referencing Terms and Conditions to Agreement signed
     r)   Special wording when applicable


Nortel shall acknowledge receipt in writing of the Purchase Order within five
(5) business days after received.

Nortel shall accept such Purchase Order in accordance with the terms set forth in Section 2 of the Agreement.

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--------------------------------------------------------------------------------

1.4 Address and Times for Submission of Purchase Orders

Purchase Orders shall be submitted to Nortel Commercial Representative at the following address:

         Nortel Networks
         Av. Ricardo Margain 555-A
         Col. Santa Engracia
         San Pedro Garza Garcia, N. L.
         C.P. 66267

During the following hours:

     Solely working weekdays (Monday to Friday) from 9:00hr to 13:00hr and 14:00hr to 17:00hrs local time

In the event of changing the address, Nortel will advise Axtel

2 FWA Product Lead Times

Product lead times are indicated in Annex J .

For Purchase Orders specifying CIP Incoterm conditions, Delivery will be at a Nortel Networks location in Texas.

2.1 Product Delivery

Within three business days after Final Ship Date:

     a) Customer's freight representative shall collect the products at the Nortel Networks factory and shall sign the corresponding Freight Bill which will constitute the sole Proof of Delivery (the "Product Delivery").

     b) If, for whatever reason, the customer's freight representative does not collect the products within the aforementioned period of three business days, Delivery of the products shall be deemed 100% complete (the "Product Delivery"). In such case, Proof of Delivery shall be the unsigned Freight Bill.

3  Purchase Order for FWA Equipment Annual Minimum Order Commitments

In the case of Purchase Orders for the annual minimum order amount (AMOA) as set forth in Annex H Purchase Commitment for RSS Equipment and Base Station Units, Purchaser shall submit, on or before December 15 of each year, and dated as of the date of such submission, separate Purchase Orders relating to the minimum order commitments for the succeeding calendar year. In the case of RSS's, the Purchaser shall submit four (4) separate Purchase Orders, each for one fourth (1/4) of the annual minimum commitment, relating to the four calendar quarters of the succeeding calendar year. In the case of Base Stations, the Purchaser shall submit one (1) Purchase

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Order for the total annual minimum commitment for such calendar year. Vendor shall accept such Purchase Orders within 10 business days after delivery thereof if such Purchase Orders are in compliance with the FWA Equipment Agreement (prices and descriptions), no additional terms and conditions have been imposed. The payment terms for those Purchase Order are set forth in the Agreement.

4 Invoicing

4.1 Product Invoicing


Nortel Networks will submit the invoice in accordance with the terms set forth in Section 5 of the Agreement.

Within the next five (5) business days after the delivery by Customer to Nortel Networks of a Purchase Order which is in compliance with Section 2 of this Contract, Nortel Networks shall deliver to Customer an invoice for one hundred percent (100%) of the purchase price of such Order.

Nortel Networks' original invoices will be delivered to Axtel's Accounts Payable department with a copy to the Axtel Purchasing representative. Axtel will immediately acknowledge receipt of invoices by stamping a copy as "received" and returning it to Nortel Networks.

4.2 Services Invoicing

Nortel Networks shall invoice Customer in accordance with section 5 of the Agreement.

4.3 Invoicing General

All invoices shall be issued containing the following minimum information and requirements:

     a)   Official name and address of Axtel as follows:

          Axtel S.A. de C.V.
          Blvd. Diaz Ordaz Km. 3.33 L-1
          Col . Unidad San Pedro San Pedro Garza Garcia, N.L.
          Mexico 66215
          RFC: AXT-940727-FP8

     b)   Purchase Order Number (s)
     c)   Invoice Number
     d)   Invoice date
     e)   Supplier Quotation Number if applicable
     f)   Supplier Part or Service Number if applicable
     g)   Manufacturer Part Number if different to Supplier when applicable

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     h)   Part or Service Description
     i)   Quantities per each item j) Unit of Measure
     k)   Unit Price for Equipment or Services.
     l)   Extended Price for Equipment or Services.
     m)   Payment Terms
     n)   Delivery Location for Services when applicable
     o)   Agreement Name
     p)   Supplier Name and Address
     q)   Service Acceptance Number if applicable.

5 Equipment Shipping Instructions, Shipping Documents and Goods Receipt.

All shipments should be consigned according to the Purchase Order or Change
Order.

Nortel Networks should submit a copy of the following documentation via fax to Axtel's Purchasing Department immediately after Delivery. o Proof of Delivery o Packing List including equipment serial number when applicable o Certificate of Origin (NAFTA Certificate, if it applies) o Copy of Original Invoice

For purposes of the Agreement, the Delivery Date of the products shall be deemed the date on which Nortel Networks delivers via fax to Axtel the documents mentioned above.

A copy of the following documentation should be attached to the shipment:

     o    Copy of Original Invoice
     o    Packing List with product serial number when applicable
     o    Certificate of Origin (NAFTA Certificate, if it applies)

During the following ten (10) days after Delivery Date, Axtel shall issue a Goods Receipt document that shall contain at least the following information:

     o    Document Date
     o    Purchase Order Number (s)
     o    Invoice Number(s)
     o    Delivery Date
     o    Acceptance Note and Goods Receipt Number (if applicable)
     o Refusal Note describing the reasons in writing (if applicable) in accordance with the terms of the Agreement

If after ten (10) days from Delivery Date, Axtel has not delivered to Nortel Networks such Goods Receipt document, it will be deemed that Axtel has accepted the shipment and it will be deemed that there are no Non-Compliant products in such shipment.



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--------------------------------------------------------------------------------

6 Services Acceptance

In the event of Services, during the following five (5) Business Days after completion of the Services by Supplier, Axtel shall issue a Service Acceptance Notification to Supplier that should contain at least the following information:

o        Document Date
o        Purchase Order Number
o        Date of Service Completion
o        Acceptance Note and Service Acceptance Number (if applicable)
o        Refusal Note describing the reasons in writing (if applicable)

If after five (5) Business Days, Axtel has not delivered to Nortel Networks such Service Acceptance Notification, it will be deemed that Axtel has accepted the provided Services and Nortel Networks will invoice Axtel.

7 Payments Procedure

7.1 Product Payments

Axtel shall make the payment of the seventy percent (70%) of the purchase price set forth in the corresponding Purchase Order and according with terms and conditions established in Section 5 of the Agreement.

Payment of the remaining thirty percent (30%), shall be made by Axtel within ten
(10) days of the Delivery Date.

7.2 Services Payments

Amounts are due upon receipt of invoice and shall be paid by Axtel within thirty
(30) days after its receipt by Axtel.


                                     Page 7
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Annex F - Prices
Purchase and License Agreement for FWA Equipment

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                                     Annex F


                                   FWA Prices









                                     Page 1
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                                     Annex F
                                   FWA Prices

1.0 Document Scope.

This document details the definition and pricing of the FWA equipment to be supplied by Nortel Networks to AXtel as per the "FWA Supply Agreement". All prices are in US dollars. CIP for RSS & RIS are quoted as @ Nortel Networks American consolidation warehouse for Mexico (currently Texas, USA). Ex-works terms for RBS & FET are quoted @ Nortel Networks RBS manufacturing site (currently Calgary, Canada) and Ex-works terms for REM are quoted @ Nortel Networks REM integration site (currently Maidenhead, England). 2.0 Customer Premise Equipment Kits.

CPE quantities in excess of 35,000 units ordered within a calendar year will benefit from a volume related price reduction of $25.00 per unit with respect to this price list.

2.1 Customer Premise Equipment Kits (CPE).

     An F2 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ ------- -------------------
        PEC                            Description                     Qty.   Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- -------------------
NTEG17DA             F2 RTU                                           1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ ------- -------------------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ ------- -------------------
NTEG99JE             Drop Cable (500M)                                0.04
-------------------- ------------------------------------------------ ------- -------------------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ ------- -------------------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
----------------------------------------------------------------------------- -------------------
                                                                                   $381.14
----------------------------------------------------------------------------- -------------------

                  An F5 RSS Kit is defined as follows:

-------------------- ------------------------------------------------ ------- -------------------
        PEC                            Description                     Qty.   Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- -------------------
NTEG18DA             F5 RTU                                           1
-------------------- ------------------------------------------------ ------- -------------------
NTEG18FA             RDA Kit                                          1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FA             RPCU                                             1
-------------------- ------------------------------------------------ ------- -------------------
A0636762             RPCU Battery                                     1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12CL             RPCU Power Cord                                  1
-------------------- ------------------------------------------------ ------- -------------------
NTEG12FB             RPCU Safety Booklet                              1
-------------------- ------------------------------------------------ ------- -------------------
NTEG99JE             Drop Cable (500m)                                0.04
-------------------- ------------------------------------------------ ------- -------------------
NTEG99GR             Drop Cable Connector (50)                        0.02
-------------------- ------------------------------------------------ ------- -------------------
NTEG99CZ             Drop Cable Connector Pins (500)                  0.02
----------------------------------------------------------------------------- -------------------
                                                                                   $570.77
----------------------------------------------------------------------------- -------------------




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2.2      Installation Brackets for F5 & F2 RSS.

                  Compact Mounting Bracket

-------------------- ------------------------------------------------ ------- -------------------
        PEC                            Description                     Qty.   Ext. Price CIP USD
-------------------- ------------------------------------------------ ------- -------------------
     NTEG19AJ                 Compact Mounting Bracket (10)             1
-------------------- ------------------------------------------------ -------
     NTEG99DC                  Mounting Coach Screw (200)             0.015
-------------------- ------------------------------------------------ -------
     NTEG99DD                        Washer M8 (200)                  0.015
-------------------- ------------------------------------------------ -------
     NTEG99DE                       Frame Fixing(200)                 0.015
-------------------- ------------------------------------------------ ------- -------------------
                                                                                    $7.35
-------------------- ------------------------------------------------ ------- -------------------


3.0  Radio Basestation Kits Discrete Radio Basestation Configurations.

The following configurations and the associated pricing are representative of a typical installation. Specific installations may require variations on these definitions for which the vendor will provide revised pricing quotations at that time.

------------------- --------------------------- ---------------- ----------------- -------------------
       PEC                 Description              18b RBS          27b RBS            48b RBS
------------------- --------------------------- ---------------- ----------------- -------------------
     NTED4575       Transceiver Processor              5                7                  12
                    Module
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG72AD       Transceiver Baseband               5                7                  15
                    Module Combining Diversity
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG77EC       Transceiver Masthead Unit          6                9                  18
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable            6                9                  18
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                 1                2                  3
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG63AA       Transceiver Timer Module           0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG73AA       Network Management Module          0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CJ       TMU to Cabinet IF 1/2"            0.6              0.9                1.8
                    cable  (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG91BA       1/2" IF Cable Connector            6                9                  18
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CE       TMU to Cabinet Power              0.6              0.9                1.8
                    cable (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG93AA       Power Cable Connector Kit          6                9                  18
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable         0.6              0.9                1.8
                    (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG92AA       Data Cable Connector Kit           6                9                  18
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NE       60 Degree Vertical                 0                0                  12
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97ME       120 Degree Vertical                6                9                  6
                    Polarization Antenna
----------------------------------------------- ---------------- ----------------- -------------------
Ex-Works Price  USD                               $137,136.62      $212,017.55         455,003.26
----------------------------------------------- ---------------- ----------------- -------------------


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     For clarity, NTEG94BD (1M Pre-Fit Cabinet) and NTEG77EC (Transceiver
     Masthead Unit Kit) are defined as follows:

------------------------------------------------------------------------------------------------------
                           NTEG94BD 1M Pre-Fit Cabinet
------------------- -------------------------------------------------------------- -------------------
       PEC                                   Description                                  Qty.
------------------- -------------------------------------------------------------- -------------------
NTED4575            TRANSCEIVER PROCESSOR MODULE                                           1
------------------- -------------------------------------------------------------- -------------------
NTEG63AA            TRANSCEIVER TIMER MODULE                                               2
------------------- -------------------------------------------------------------- -------------------
NTEG72AD            TRANSCEIVER BASEBAND MODULE COMBINING DIVERSITY                        1
------------------- -------------------------------------------------------------- -------------------
NTEG73AA            NETWORK MANAGEMENT MODULE                                              1
------------------- -------------------------------------------------------------- -------------------
NTEG7762            CABINET CABLE SET TYPE 2                                               1
------------------- -------------------------------------------------------------- -------------------
NTEG74BA            OVER-VOLTAGE PROTECTION MODULE                                         3
------------------- -------------------------------------------------------------- -------------------
NTEG76BA            FRA-ITS FAN TRAY ASSEMBLY                                              1
------------------- -------------------------------------------------------------- -------------------
NTEG76CC            SECONDARY DC BREAKER RACK FILTERED                                     1
------------------- -------------------------------------------------------------- -------------------
NTEG76FB            I.T.S Basestation DIVERSITY SUB RACK                                   1
------------------- -------------------------------------------------------------- -------------------
NTEG76GA            I.T.S U.K MAINTENANCE PORT ASSEMBLY                                    1
------------------- -------------------------------------------------------------- -------------------
NTEG94AN            1.0M CABINET FLOOR MOUNTING PLINTH                                     1
------------------- -------------------------------------------------------------- -------------------
NTEG94FA            ALARM CONNECTOR BLOCK                                                  1
------------------- -------------------------------------------------------------- -------------------
NTEG94QA            1.0M INTERNAL I.T.S. CABINET                                           1
------------------- -------------------------------------------------------------- -------------------


------------------------------------------------------------------------------------------------------
                     NTEG77EC Transceiver Masthead Unit Kit
------------------------------------------------------------------------------------------------------
       PEC                                   Description                                  Qty.
------------------- -------------------------------------------------------------- -------------------
NTEG77CA            T.M.U./T.A.S. GROUND BOND KIT                                          1
------------------- -------------------------------------------------------------- -------------------
NTEG77DA            SUN SHIELD ASSEMBLY                                                    1
------------------- -------------------------------------------------------------- -------------------
NTEG77GB            T.M.U. ASSY BF-BAND (100MHz)                                           1
------------------- -------------------------------------------------------------- -------------------
P0821020            U BOLT 61 C R S                                                        2
------------------- -------------------------------------------------------------- -------------------
P0821021            U BOLT 126 C R S                                                       2
------------------- -------------------------------------------------------------- -------------------
P0834843            T.M.U. MOUNTING BRACKET V3                                             1
------------------- -------------------------------------------------------------- -------------------


3.1 Discrete Radio Basestation Upgrade Configurations.

     The following configurations and the associated pricing are representative of a typical installation, eg. 45m cable runs assumed. Specific installations may require variations on these definitions for which the vendor will provide revised pricing quotations at that time.


------------------- --------------------------- ---------------- ----------------- -------------------
       PEC                 Description            18b to 27b        27b to 48b        PDS Upgrade
                                                    Upgrade          Upgrade
------------------- --------------------------- ---------------- ----------------- -------------------
     NTED4575       Transceiver Processor              2                5                  0
                    Module
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG72AD       Transceiver Baseband               2                8                  0
                    Module Combining Diversity
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG77EC       Transceiver Masthead Unit          3                9                  0
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97PC       Antenna to TMU 4m Cable            3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG94BD       1M Pre-Fit Cabinet                 1                1                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG63AA       Transceiver Timer Module           0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------


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--------------------------------------------------------------------------------


       PEC                 Description            18b to 27b        27b to 48b        PDS Upgrade
                                                    Upgrade          Upgrade
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG73AA       Network Management Module          0                0                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CJ       TMU to Cabinet IF 1/2"            0.3               1                  0
                    cable  (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG91BA       1/2" IF Cable Connector            3                9                  0
                    Kit
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CE       TMU to Cabinet Power              0.3               1                  0
                    cable (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG93AA       Power Cable Connector Kit          3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG99CA       TMU to Cabinet Data Cable         0.3               1                  0
                    (500m)
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG92AA       Data Cable Connector Kit           3                9                  0
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97ME       120 Degree Vertical                3                0                  0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG97NG       40 Degree Vertical                 0                12                 0
                    Polarization Antenna
------------------- --------------------------- ---------------- ----------------- -------------------
     NTEG71HA       Transceiver processor              0                0                  2
                    Module - Packet Data
------------------- --------------------------- ---------------- ----------------- -------------------
       N/A          Packet Data Software               0                0                  1
                    Activation Fee
----------------------------------------------- ---------------- ----------------- -------------------
Ex-Works Price USD                                $74,880.94       $249,265.91         $40,384.62
----------------------------------------------- ---------------- ----------------- -------------------


4.0 FWA Software.

------------ -------------------------------------------------------- ------------ ---------------------
    PEC                            Description                           Qty.       Ex-Works Price USD
------------ -------------------------------------------------------- ------------ ---------------------
    N/A      Cell Site  Packet Data Software Activation Fee                1            $25,000.00
------------ -------------------------------------------------------- ------------ ---------------------
    N/A      F2 RSS 2nd Line Activation Fee                                1              $50.00
------------ -------------------------------------------------------- ------------ ---------------------
    N/A      F5 RSS 2nd Line Activation Fee                                1              $50.00
------------ -------------------------------------------------------- ------------ ---------------------


5.0 FWA OA&M Equipment.

5.1 Field Engineering Terminal (FET).

Choose one of the following.

------------------ ------------------------------------------------------ ---------- -------------------
       PEC                              Description                         Qty.       Ex-Works Price
                                                                                            USD
------------------ ------------------------------------------------------ ---------- -------------------
    NTEG30AN       FET System Complete (LINUX)on  Panasonic CF27              1          $7,812.00
------------------ ------------------------------------------------------ ---------- -------------------
    NTEG30AF       LINUX FET Software Application Kit for Panasonic CF27      1          $3,600.00
------------------ ------------------------------------------------------ ---------- -------------------


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--------------------------------------------------------------------------------


5.2      Residential Installation System (RIS).

Survey & Maintenance Kit

---------------- --------------------------------------------------- -----------
        PEC                           Description                       Qty.
---------------- --------------------------------------------------- -----------
     NTEG24BF                 100 MHz Generic Survey Kit                 1
---------------- --------------------------------------------------- -----------
    NTEG10DCBV          RSS Installation Sub-Set Documentation           1
---------------- --------------------------------------------------- -----------
     P0872025                         Large Belt                         1
---------------- --------------------------------------------------- -----------
     NTEG24BE        RTU SAK/Handle Pole Kit (5.5m extension kit)        1
---------------- --------------------------------------------------- -----------
     NTEG22EB                   RTU SAK/Handle Assembly                  1
---------------- --------------------------------------------------- -----------
     A0734347                             GPS                            1
---------------- --------------------------------------------------- -----------
     A0658055                     Linesman Phone U.S.                    1
---------------- --------------------------------------------------- -----------
     NTEG24AA               100MHz Generic Maintenance Kit               1
---------------- --------------------------------------------------- -----------
     NTEG21ND                   PSA Mains Adapter U.S.                   1
---------------- --------------------------------------------------- -----------
     A0745625                   RMT Mains Adapter U.S.                   1
---------------- --------------------------------------------------- -----------
     A0657248                            Modem                           1
---------------- --------------------------------------------------- -----------
     A0655833                         Multimeter                         1
---------------- --------------------------------------------------- -----------
     NTEG21PB                   Vehicle charging Cable                   1
---------------- --------------------------------------------------- -----------
     A0743766                     RMT Docking Holster                    1
---------------- --------------------------------------------------- -----------
CIP Price USD                                                        $8,322.30
---------------- --------------------------------------------------- -----------

5.3 Radio Element Manager (REM).

The following configuration is based on the original Model 3 REM but includes additional functionality upgrades that were introduced during the previous contract.


-------------------- ----------------------------------------------------------------- -----------------
                                               Description                                   Qty.
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AC        HP Unix Server                                                           1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG41GD        HASS Functionality                                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG41GE        Dual Processor Functionality                                             1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AA        HP Client Workstation                                                    1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40BN        Radio Element Manager Software Platform                                  1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42BC        Network Hub 16 Slot Chassis,Fantray,Hipernmc, Dual Psu                   1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42FB        HyperARC                                                                 1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42GM        Quad Modem Card With S/Ware Type 1                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AD        Unix Server annual support                                               1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG43AB        Client Workstation annual support                                        1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40GC        Remedy ARS Support                                                       1
-------------------- ----------------------------------------------------------------- -----------------
     NTEJ40JC        Oracle RDBMS Support                                                     1
-------------------- ----------------------------------------------------------------- -----------------
     A0743702        Openview SW Support                                                      1
-------------------- ----------------------------------------------------------------- -----------------
     NTEG42KA        Network Hub Annual SW Maintenance                                        1
-------------------- ----------------------------------------------------------------- -----------------
     A0743715        SW support CLEO                                                          1
-------------------- ----------------------------------------------------------------- -----------------
Ext-Works Price USD                                                                      $569,607.29
-------------------- ----------------------------------------------------------------- -----------------


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--------------------------------------------------------------------------------


6.0 FWA Equipment Spares.

------------------ -------------------------------------------------- ------------ ---------------------
       PEC                            Description                      Qty. Per     Ex-Works Price USD
------------------ -------------------------------------------------- ------------ ---------------------
    NTED4575       Transceiver Processor Module                            1            $5,877.05
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG72AD       Transceiver Baseband Module Combining Diversity         1            $2,843.62
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG77EC       Transceiver Masthead Unit Kit                           1            $9,910.94
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97PC       Antenna to TMU 4m Cable                                 1              $94.45
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG76BA       I.T.S. Fan Tray Assembly                                1             $489.85
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG76CC       Secondary DC Breaker Rack Filtered                      1            $2,001.71
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG76FB       I.T.S Basestation Diversity Sub Rack                    1            $2,999.91
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG76GA       I.T.S U.K. Maintenance Port Assembly                    1              $82.56
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG94QA       1.0M Internal ITS Cabinet                               1            $1,553.40
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG74BA       Over Voltage Protection Module                          1             $546.29
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG63AA       Transceiver Timer Module                                1            $1,528.64
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG73AA       Network Management Module                               1            $2,452.98
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99CJ       TMU to Cabinet IF1/2" Cable                            500m           $3,149.90
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG91BA     1/2" IF Cable Connector Kit                              1              $78.86
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99CE       TMU to Cabinet Power Cable                            500m           $3,010.50
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG93AA       Power Cable Connector Kit                               1             $112.79
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99CA       TMU to Cabinet Data Cable                             500m            $746.40
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG92AA       Data Cable Connector Kit                                1              $97.20
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97ME       120 Degree Vertical Polarization Antenna                1            $1,800.00
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97MF       120 Degree Horizontal Polarization Antenna              1            $1,800.00
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NE       60 Degree Vertical Polarization Antenna                 1            $1,800.00
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NF       60 Degree Horizontal Polarization Antenna               1            $1,800.00
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NG       40 Degree Vertical Polarization Antenna (For            1            $3,625.00
                   orders of less than 120 units)
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NH       40 Degree Horizontal Polarization Antenna (For          1            $3,625.00
                   orders of less than 120 units)
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NG       40 Degree Vertical Polarization Antenna (For            1             $1626.00
                   orders of more than 120 units)
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG97NH       40 Degree Horizontal Polarization Antenna (For          1             $1626.00
                   orders of more than 120 units)
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG71HA       Transceiver Processor Module - Packet Data              1             $9320.40
------------------ -------------------------------------------------- ------------ ---------------------


------------------ -------------------------------------------------- ------------ ---------------------
       PEC                            Description                      Qty. Per     Ext. Price CIP USD
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG18DA       F5 RTU                                                  1
                                                                                         $471.20
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG18FA       RDA Kit                                                 1
                                                                                         $107.11
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG12FA       RPCU                                                    1              $39.01
------------------ -------------------------------------------------- ------------ ---------------------
    A0636762       RPCU Battery                                            1              $11.02
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG12CL       RPCU Power Cord                                         1              $0.54
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG12FB       RPCU Safety Booklet                                     1              $0.36
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99JE       Dual Jacket Drop Cable                                500m            $178.82
------------------ -------------------------------------------------- ------------ ---------------------


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
------------------ -------------------------------------------------- ------------ ---------------------
       PEC                            Description                      Qty. Per     Ext. Price CIP USD
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99GY       Dual Jacket Drop Cable Connector                       50             $242.98
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG99CZ       Drop Cable Connector Pins                              500             $48.44
------------------ -------------------------------------------------- ------------ ---------------------
    NTEG17DA       F2 RTU                                                  1             $326.87
------------------ -------------------------------------------------- ------------ ---------------------



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                                     ANNEX G


                                WARRANTY SERVICES






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                PURCHASE AND LICENSE AGREEMENT FOR FWA EQUIPMENT
                          ANNEX G - WARRANTY SERVICES



1.0 SERVICES SUMMARY

For this 1-year Warranty, Nortel Networks will:

     * Provide Remote Technical Assistance to assist Axtel in the diagnosis of hardware failures during the warranty period for all Nortel Networks' Hardware supplied by Nortel Networks under this Agreement.

     * Repair or replace a defective Field Replaceable Unit (FRU). Target times for repair/replacement are within 60 days following receipt of the defective FRU. Note: AXTEL will maintain its own stock of spares at levels sufficient to cover requirements within timeframes consistent with AXTEL quality of service objectives.

Nortel Networks will register and manage requests for Remote Technical Assistance and for FRU replacement during normal business days and hours in the location where the service is being performed.

Here follows a description of the warranty services to be provided by Nortel
Networks:


1.1 Technical Assistance Service during Warranty Period

1.1.1 Technical Assistance Service Deliverables

     * Provide Remote Technical Assistance to assist Axtel in the diagnosis of hardware failures during the warranty period.

To provide Technical Assistance, Nortel Networks technicians and engineers will provide support primarily by remote means. In a collaborative effort with Axtel's technical staff, these personnel will attempt to diagnose and resolve issues related to the hardware supplied by Nortel Networks as explained in this service description.

Where telephone support, remote diagnosis, and all other means of restoring product operation have failed, Nortel Networks, upon Axtel's request, and if Nortel Networks determines that on-site support is necessary and appropriate, will dispatch a trained and qualified technical expert to Axtel's premises to facilitate further diagnosis.

     * Notwithstanding Nortel Networks' determination that on-site support is not necessary, Axtel will nevertheless have the right to require on site support from Nortel Networks, provided that such on site support required by Axtel shall be at Axtel's cost unless it is agreed that it was necessary for such support to be provided on site.


1.1.2 Axtel Responsibilities for Technical Assistance Service

     For Remote Technical Assistance Axtel will be required to:



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     *    Confirm that the products have been installed & commissioned and are used and maintained by knowledgeable and skilled people using Nortel Procedures.

     *    Replace hardware components during diagnosis or as remedial actions.

     * Generate performance/availability reports and associated trend analysis.

     * Gather data in a timely manner in support of Nortel Networks' diagnostic process when reasonably within the technical competency of AXtel.

     *    Identify issues requiring hardware replacement

     * If applicable, use all reasonable efforts to maintain hardware and software at the release or update level for supported hardware and software. This maintenance will need to be in accordance with policies and procedures published by Nortel Networks. Axtel will maintain software levels at the then-current or immediately prior Software Release level.

     *    Perform software upgrades and/or patch applications

     * Provide connectivity in a timely manner to the product(s) for Nortel Networks to establish a data link for use by Nortel Networks technical support group in order to conduct remote diagnosis and maintenance

          Note: Axtel and Nortel Networks technical personnel will agree on the appropriate type of data link based on network equipment and configuration as well as the appropriate security measures to prevent unauthorized access. Axtel will be solely responsible for security of the network. Nortel Networks will not connect to Axtel's network without prior authorization and such connection will be solely to provide technical support.

     * Excuse Nortel Networks from fault resolution for a period equal to such failure or delay, should Axtel fail or cause delay in providing connectivity * Designate and make available competent personnel to aid in problem diagnosis and provide electronic access to the affected product(s) to aid in problem investigation and resolution for all incidents. Axtel personnel should be available to work together with Nortel Networks technical expert during all the process.

     * Axtel should provide their internal escalation process in order to inform all the contacts to Nortel Networks.

     * Maintain a support agreement(s) with the third-party supplier(s) for such product(s), as Axtel sees fit.

     * Axtel's in-house structure that performs first-line support will need to exhaust internal troubleshooting processes. First-level Operations, Administration, and Maintenance (OA&M) functions may include, but are not limited to:

     *    Performing day-to-day maintenance and network operations

     *    Monitoring network and system alarms

          * Performing diagnosis in accordance with instructions provided by Nortel Networks and carrying out initial remedial actions, including remote diagnosis

          * Operating and controlling Axtel's internal help desk for logging and tracking fault inquiries, prioritizing events, and escalating, as required, to the Nortel Networks technical support group



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          *    Providing local time templates and historical actions performed on each event as reference information to the Nortel Networks technical support group (NTS).

1.1.3 Technical Assistance Services Assumptions

For Remote Technical Assistance the following assumptions will apply:

     Technical Support Services (2nd & 3rd Level) will be provided by Nortel Networks at its cost and expense during warranty to the Hardware elements covered by this warranty.

     * In the event that Axtel fails to comply with the requirements described in section 1.1.2 (Axtel Responsibilities for Technical Assistance), Nortel Networks will advise Axtel of its non-compliance. Nortel Networks and Axtel may then agree upon service to be provided at the then-current time-and-materials basis published by Nortel Networks plus any travel and living expenses incurred

     * Nortel Services provided under this Annex G are warranted in accordance with Section 6.3 of this Agreement.

     * Nortel Networks, or a skilled, qualified third-party authorized by Nortel Networks, will furnish these Services.

1.1.4 Technical Assistance Services Exclusions

The following exclusions will govern the delivery of Remote Technical
Assistance:

     *    Software provided by Nortel under this Agreement has no warranty.

     *    Providing advice on how to detect and resolve network-related problems

     * Diagnosing issues related to Nortel Networks products interfacing with non-Nortel Networks products

     * Analyzing trace / log / dump / Operational Measurement (OM) information

     *    Emergency Recovery

     * Nortel Networks is not responsible for supporting non-Nortel Networks supplied third-party product(s). Axtel will be responsible for maintaining support agreements with the OEM/third-party supplier for such product(s).

     * No warranty is provided for: (i) supply items normally consumed during Product operation; (ii) failures caused by non-Nortel Networks products; (iii) failures caused by a Product's inability to operate in conjunction with other Customer hardware or software different from the Third Party Vendor Items provided by Nortel Networks under this Agreement ;or (iv) performance failures resulting from services not performed by Nortel Networks or Customer's use of unauthorized parts or components. Warranty will be voided by misuse, accident, damage, alteration or modification, failure to maintain proper physical or operating environment, use of unauthorized parts or components or improper Customer maintenance. Software is not warranted to operate uninterrupted or error free.

     * Nortel Networks support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Nortel Networks



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     *    Products which have not been installed and commissioned by appropriately skilled and trained personnel using Nortel Procedures are excluded from this warranty.

     * Remote Technical Assistance will not be provided during installation and/or commissioning process.

1.2 Return and Replace Service

Nortel Networks will register and manage requests for Return and Replace service during Nortel Networks' normal business days and hours in the location where the service is being performed.

Upon receiving AXTEL's request, Nortel Networks will allocate a part request number (also known as a Return Material Authorization number) to each FRU to be replaced and notify AXTEL of the relevant part request number.

Following allocation of the part request number(s) Nortel Networks will repair or replace the unit at its discretion and will use commercially reasonable efforts to deliver the repaired unit or an equivalent to AXTEL within 60 days.


1.2.1 Axtel Responsibilities for Repair Services

Axtel will be required to:

     * Pay the expense of shipping the defective FRU to Nortel Networks warehouse in Mexico City or the closest Nortel Networks' regional logistics center.

     * Use the specifically assigned part request number(s) provided by Nortel Networks and include completed Nortel Networks Fault Report Forms when returning any FRU

     * Adhere to Nortel Networks' packing instructions (including anti-static precautions) when returning the defective unit Note: The packing instructions are included with the return instructions accompanying the replacement FRU.

     *    Put the replacement FRU into service

          Note: On-site repair and on-site replacement services are not included with the Return and Replace Service.

1.2.2 Assumptions for Repair Services

          The following assumption will govern the delivery of Warranty Repair
          Services:

     * Nortel Networks will incur the expense of shipping the repaired unit or the replacement unit to AXTEL using a method and carrier selected by Nortel Networks. Nortel Networks is responsible for loss of, or damage to, an FRU while it is in Nortel Networks' possession or in transit to AXTEL, as well as, to pay all applicable duties, taxes, and other charges associated with the importation of the repaired or replacement FRU into the country of destination.

     * Unless required for operational reasons and agreed upon with Nortel Networks, the replacement FRU will be at the then-current hardware and firmware release levels as they are made Generally Available (GA) by Nortel Networks. Upon a specific request of Customer for repair of a quantity of RTU with a specific



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          software release version, the parties will work together to define a mutually agreeable process to satisfy such specific request, provided that, such a process does not cause Nortel Networks to incur any out of pocket expenses or material additional cost.

     * Warranty on units repaired (FRU) by Nortel Networks to be limited to ninety (90) days from delivery of repaired part or to the end of the original warranty period, whichever is longer.

     * The defective FRU returned to Nortel Networks becomes the property of Nortel Networks and, subject to Nortel Networks' receipt of the defective FRU, its replacement becomes AXTEL's property.

     * Nortel Networks reserves the right to reject the return of any FRU that does not clearly display the specific part request number [Return Material Authorization (RMA) number] or does not include the associated completed Nortel Networks fault report forms.

     * Nortel Networks will from time to time assess products offered and supported. The assessment will be based on technology, market development, product deployment, and support requirements and may identify certain products that will be discontinued. Nortel Networks reserves the right to terminate any service purchased by AXTEL for products that have been discontinued. Subject to the Nortel Networks then-current policies, continued support for any discontinued products beyond the effective date of discontinuance may be provided on a reasonable basis, as determined by Nortel Networks.

     * The service will be furnished by Nortel Networks or a party authorized by Nortel Networks.

     * As part of repair service, Nortel Networks will monitor all faulty product returns for No Fault Found (NFF) from Axtel. All repair cases resulting in "no fault found" will be charged to Axtel at 50% of Nortel Networks full repair rates. In the event that such Product presents again in the field within 120 days of return date the same failures as noticed by Axtel, Nortel Networks shall repair or replace, in a term no longer than 60 days, such Product at its cost and expense.

     * If, in the judgment of Nortel Networks, the returned FRU has been damaged by misuse, accident, modification, failure to install and commission as per Nortel Networks processes or maintain proper physical or operating environment or improper maintenance by AXTEL, then Nortel Networks will return the defective un-repaired FRU to AXTEL at AXTEL's expense.

     * It is critical that Axtel regularly ship all defective Equipment to Nortel Networks, as defects are detected, to avoid the accumulation of defectives that will impact Nortel's ability to meet the target turnaround times.

1.2.3 Exclusions to Repair Services

     The following exclusions will govern the delivery of Repair Services:

     * Nortel Networks support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Nortel Networks.

     * Repair Services are not offered on Nortel Networks holidays observed in the region where the service is being performed.



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     *    Additionally, Repair Services do not include Emergency Repair Support
          (also known as Emergency Part Dispatch).

     * Root-cause analysis, the provision of fault reports, lead-time/performance metrics, or hardware upgrades

     * Those exclusions identified in Section 6 of this agreement. For further clarity of Section 6.5, supply items normally consumed during Product operation include but are not limited to printer ribbons, light bulbs, cables, batteries, fuses, filters, etc. Software is not warranted to operate uninterrupted or error free.

     * On-site repair or replacement, which are not offered as part of this proposal.

     * Products which have not been installed and commissioned by appropriately skilled and trained personnel using Nortel Procedures.

2.0 GENERAL


2.1 Holidays Observed by Nortel Networks

Please refer to your local Nortel Networks representative to get information of Local National Holidays observed at Customer's location.


2.2 Call Center Access for Technical Support

The Nortel Networks Call Center will function as a single point of contact for the receipt of all support calls and inquiries. The remote support effort will begin with a telephone call and will continue with the appropriate actions to be taken according to Nortel Networks Case Severity Classifications.

In accordance with Table 2-R below, the Call Center will register and manage requests for Remote Technical Assistance during normal business days (M-F) and hours (9:00-18:00 hrs), excluding holidays for Business Critical, Major and Minor Severity Problems and for E1 and E2 Severity Problems the Call Center will be available 24 hours a day, 365 days a year. General provisions for accessing Technical Assistance services include:


     * Nortel Networks may, where applicable, also provide a customer with the ability to open, view, and modify cases directly within the Nortel Networks case-tracking system via www.nortelnetworks.com. The customer will bear telecommunication facility charges and/or long distance toll charges associated with access to www.nortelnetworks.com

     * Where toll-free +access is not available, the customer will bear telecommunication facility charges and/or long distance toll charges for access to the Call Center

     * All cases are logged into a Nortel Networks case-tracking system. The case is time-stamped and a case reference number allocated. Furthermore, Nortel Networks will request that the customer agree to a case priority level

     *    E1 and E2 priority cases are to be reported by telephone only

     * The customer to escalate a case to higher levels of management within Nortel Networks, shall be in accordance with the escalation table in section 2.2.5.



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2.2.1 Nortel Networks Technical Support Services Call Process

When calling Nortel Networks for Technical Assistance or Emergency Recovery, the customer's representative will be asked to provide the following information:

     1.   Company name

     2.   Caller name and phone number

     3. Personal Identification Number (PIN) or a unique Customer Purchase Order number or credit card number, if a PIN has not been issued.

     4.   Site Location/Site ID

     5.   Product on which the problem is being reported

     6.   Problem description and severity

A Call Center agent will generate a Case Reference Number (CRN), which will be provided to the customer for tracking the case. A Nortel Networks technician will then team with the customer's representative to resolve the reported issue.


2.2.2 Call Center Phone Numbers

Customer sites in Latin America will access the Nortel Networks technical support organizations by calling:

Tel: (52) 55 5480-2170, Fax. (52) 55 5480-2103

Pager: SkyTel (52) 55 5227-7979

PIN: 5266667  / Reach Me PIN: 52 5266667

email: nsc@nortelnetworks.com


2.2.3   Technical Support Response Times

Once Axtel has opened a CRN at the Nortel Networks' Call Center and depending on the Severity Classification, a Nortel Networks Technical Support (NTS) Engineer will contact Axtel's representative as per the terms set forth in Table 2-R below.

2.2.4   Technical Support Case Priority

The definitions in this Section 2.2.4 are generic and shall apply to the limited extent that this Annex G covers Hardware warranty only. Problem reports will be classified as set forth in the tables below.

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TL9000            Nortel Networks Case         Examples
Severity          Priority & Definition
Classification
--------------------------------------------------------------------------------
Critical          E1                          > Total or partial network
                  Problems that severely      element outage
                  affect service, capacity/
                  traffic, billing and        > A reduction in
                  maintenance capabilities    capacity or traffic handling
                  and require immediate       capability such that expected
                  corrective action,          loads cannot be handled
                  regardless of time
                  of day or day of the week.  > Failure resulting in dynamic routing, switching capability or
                                              transport loss

                                               > Any loss of safety or
                                              emergency capability (e.g.,
                                              emergency calls such as 911
                                              in North America)

                                              > Loss of the system's
                                              ability to perform
                                              automatic system
                                              reconfiguration

                                              > Inability to restart the system

                                              > Loss of billing/
                                              accounting capability

                                              > Corruption of billing or
                                              system databases that
                                              requires service affecting
                                              corrective actions

                                              > Other problems that severely
                                              affect service, capacity/
                                              traffic, billing, and
                                              maintenance capabilities or are
                                              jointly viewed by Nortel
                                              Networks and the customer
                                              as critical

--------------------------------------------------------------------------------


TL9000            Nortel Networks Case         Examples
Severity          Priority & Definition
Classification
--------------------------------------------------------------------------------

Major             E2                           > Loss of redundancy of
                  Problems that result         critical functions
                  in potential service
                  degradation and/or           > Loss of protection switching
                  total outage.                capability
                  Serious situation not
                  involving service            > Short outages equivalent
                  degradation in a live        to system or subsystem
                  environment, but             outages not seriously
                  leading to a total or        impacting service with
                  partial loss of              accumulated duration of
                  redundancy.                  greater than two minutes
                                               in any 24-hour period, or
                                               that continue to repeat
                                               during longer periods

                                               > A reduction in provisioned
                                               capacity of 5% and for a
                                               cumulative duration of more
                                               than 10 minutes per 24 hours

                                               > Repeated degradation of
                                               DS1/E1 or higher rate spans
                                               or connections

                                               > Loss of system's ability
                                               to perform automatic system
                                               reconfiguration

                                               > Loss of access to
                                               maintenance or recovery
                                               operations

                                               > Any loss of functional
                                               visibility and/or
                                               diagnostic capability

                                               > Loss of system's ability
                                               to provide any required system
                                               critical/major alarms

                                               > Total loss of access to
                                               provisioning


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--------------------------------------------------------------------------------

TL9000           Nortel Networks Case             Examples
Severity         Priority & Definition
Classification
--------------------------------------------------------------------------------
Major             Business Critical                > The customer has been
                  Problems that result in a        given a work-around but
                  major degradation of system      the situation still
                  or service performance           requires constant
                  that impacts service quality     attention due to the
                  or significantly impairs         temporary nature of the
                  network operator control         work-around
                  or operational effectiveness.
                  Overall network is degraded      > Software application/mi-
                  resulting in severe              gration issues that gate the
                  limitations to operations        introduction of new services
                  or network management software   or functionality
                  product has major feature
                  that is not working properly     > Billing error rates that
                  with only difficult workaround.  exceed specifications

                                                   > Corruption of system or
                                                   billing databases

--------------------------------------------------------------------------------


TL9000           Nortel Networks Case              Examples
Severity         Priority & Definition
Classification
--------------------------------------------------------------------------------
Major            Major                              > Degradation of any
                 Problems that result in            capacity/traffic
                 conditions that seriously          measurement function;
                 affect system operation,           degradation of functional
                 maintenance and administration,    visibility and/or diagnostic
                 etc. and require immediate         capability
                 attention. The urgency is
                 less than in a Business            > Degradation of access
                 Critical situation because         for maintenance or
                 of a lesser immediate or           recovery operations
                 impending effect on system
                 performance, customers, and the    >
                 customer's operation and revenue.  Degradation of the system's ability to provide any
                                                    required system
                                                    critical/major alarms

                                                    > Loss of access for
                                                    routine administrative
                                                    activity

                                                    > Any system failure
                                                    without direct immediate
                                                    impact

                                                    > Intermittent degradation
                                                    of services; partial loss
                                                    of access to provisioning

                                                    > Software application/mi-
                                                    gration issues that do not
                                                    impact service

                                                    > Reduction in any
                                                    capacity/traffic
                                                    measurement function

                                                    > Any loss of functional
                                                    visibility and/or
                                                    diagnostic capability

                                                    > Any significant increase
                                                    in product-related customer
                                                    trouble reports

                                                    > Follow-up to E1 customer
                                                    problems

                                                    > Other problems that
                                                    disrupt or prevent
                                                    routine system activities,
                                                    or problems that are
                                                    jointly viewed as Major
                                                    events by Nortel Networks
                                                    and the customer


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--------------------------------------------------------------------------------


TL9000           Nortel Networks Case              Examples
Severity         Priority & Definition
Classification
--------------------------------------------------------------------------------
Minor            Minor                             > Service analysis, recorded
                 Problems do not significantly     announcements, operational
                 impair the functioning of the     measurements, maintenance
                 system and do not                 program, or network
                 significantly affect              management problems; or
                 service to customers.             system-related
                 These problems are tolerable      documentation inaccuracies,
                 during system use.                that do not affect
                                                   call processing

                                                   > Test equipment
                                                   failures for which a
                                                   backup or manual
                                                   alternative can be
                                                   employed

                                                   > Circuit pack
                                                   testing problems

2.2.5 Case Resolution Objectives and Escalation Procedures

     The definitions in Table 2-R below are generic and shall apply to the limited extent that this Annex G covers Hardware warranty only. Nortel Networks Technical Support case resolution targets are based in Nortel Networks best efforts and set according to the following TL9000 standard:

                                 "Table 2 - R"

TL9000                                  Response Times         Target      Resolution
Severity         Actions            Business        Non-       Service       Target
Classification                      Hours         Business     restoration  Based on
                                                    Hours      time          RQMS'
--------------------------------------------------------------------------------------
E1 (*1)         Worked continuously  15 min        30 min      7 Hr          24 hr
                (7 x 24) until
                resolution or
                workaround is
                provided

E2 (*1)         Worked continuously  15 min        30 min      8 Hr          10 Days
                (7 x 24) until
                resolution or
                workaround is
                provided

Business        Worked during        2 hrs         Next        24 Hr         30 Days
Critical        normal business days               Business
and Major (*2)  and business hours.                Day


Minor (*2)      Worked during normal               Next        30 Days       180 Days
                business days and                  Business
                business hours.                    Day


(*1) This Service is provided 7 x 24

(*2) This Service is provided in Normal Business Hours

Note: The times set forth in Table 2 - R above, are subject to Nortel Networks and Customer working together in conjunction on a reasonable efforts basis to find a workaround for services restoration and resolution within the target times. These times do not represent an obligation or performance indicator.

*    RQMS - Reliability and Quality Measurements for Telecommunications Systems.





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                     "Nortel Networks Escalation Procedure"

                                  Axtel's NOC

                          Call Center Nortel Networks

                   Nortel Networks Technical Support Engineer

                   Nortel Networks Technical Support Manager.

                   Nortel Networks Technical Support Sr. Mgr.

          Nortel Networks                       Nortel Networks
         Technical Support                    Customer Operation
             Director                              Leader


     At Closing Date, Nortel Networks will provide Customer with the contact information of the persons involved in this Escalation Procedures, as well from time to time, the changes to such contact information will be provided to Customer.

2.2.6 Case Progress Status

Nortel Networks Technical Support use the following status to differentiate the case conditions during the evolution of the case investigation. A set of status, its related meaning and its relationship with the case age, are defined in the table below:

Status               Description                             Nortel Clock
-------------------------------------------------------------------------------
Newly Opened    This status is the default. It signifies     Start
                that no work has been done on the case.

WIP Level 1     This status is used when a NTS Engineer      Not Stopped
                is actively working on the Case.

WIP Level 2     This status is used when a Second Level      Not Stopped
                Support Engineer is actively working a
                case
                * Second Level Support: Software Support,
                Product Support.

Escalated To    This status is used when a Design Engineer   Not Stopped
Design          is actively working on the case



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Status               Description                                   Nortel Clock
--------------------------------------------------------------------------------

Answer From    Design Engineer has concluded its investigation     Not Stopped
Design         and has replied back to the NTS Engineer

With A         During the course of conducting their research,     Stopped
Customer       the NTS Engineer may need additional
               information or activity from the Customer.
               The "With a Customer" status is assigned when the NTS Engineer is waiting on a Customer response in order to continue investigation

Interim        If a temporary solution is provided that            Stopped
Solution       eliminates the customers pain until a
               permanent solution can be delivered,
               RQMS requirements allow the case to
               be set to an "IS" status during this
               window of time if approved by the Customer.
               In calculating case age, this interval
               will be discounted if the permanent fix was delivered on the negotiated commitment date.
               If the permanent fix does not resolve the reported problem, case status shall be changed to Work in Progress (Level 1 or 2).
               If the case is returned to a Work in
               Progress (Level 1 or 2) status after
               using the IS, the IS time period will
               be added to the RQMS age of the case.

Future         Customer agrees to live with the problem            Stopped
Deliverable    condition and that the fix will be delivered
               as part of a future Nortel product
               release (software release, maintenance
               release, documentation release or
               hardware revision. Requirements to use
               this status include Customer consent; fix identification, and delivery commitment.
               This status code does not add time to
               the RQMS age of the case unless the
               solution fails and the case is moved
               back to Work in Progress (Level 1 or 2)
               status. If the case is returned to a Work in Progress (Level 1 or 2) status after using the FD, the FD time period will be added to the RQMS age of the case.

Solution       Solution Delivered or available for                Stopped
Delivered      testing and verification. If the
               delivered solution does not
               resolve the reported problem, the
               status will be changed to Work in
               Progress (Level 1 or 2). If the case
               is returned to a Work in Progress
               (Level 1 or 2) status after using the
               SD status, the SD time period will
               be added to the RQMS age of the case.

Pending        The case has been handed over to an OEM            Not Stopped
OEM Vendor     Vendor for resolution

2.2.7   Case Resolutions Classifications

     Nortel Networks Technical Support case resolutions, which shall be mutually agreed for each case:

     * Cannot Reproduce: After 60 days and a reasonable effort, a problem has not been observed in the Network, is not reproducible or sufficient information has not been provided to adequately troubleshoot the problem and isolate the root cause



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     *    Customer Process: Human errors are present or the customer has failed to follow procedures recommended and documented by Nortel Networks

     * Design Intent: The functionality required by customer does not align with the design specifications of the product set forth in Agreement, in which case Nortel Networks shall make clear to Axtel which is such design specification (i.e., the functionality is unsupported), and the issue can only be resolved through new development efforts subject to a separate product development agreement and charges.

     *    External Cause: Issue caused by non-Nortel Networks products

     * Hardware Deficiency: A problem is isolated to defective hardware materials or workmanship or substantial nonconformance to specifications published by Nortel Networks

     * Hardware Failure: A problem is caused by a hardware component failure that falls within Mean Time Between Failure (MTBF) limitations

     * Nortel Networks Literature: Required Nortel Networks technical document does not exist or the contents of an existing document are in error [for example, an incomplete Nortel Networks Technical Publication (NTP)]

     * Nortel Networks Process: A problem occurs as a result of a Nortel Networks process deficiency

     *    Opened in Error: The case should not have been opened

     * Scheduled Event: An outage occurs resulting from planned maintenance, installation, or manual initialization, including such activities as parameter loads, software/firmware changes, and other OA&M activities
          * Software Deficiency: A problem is isolated to a software design deficiency.


2.3 Axtel Order Process for FWA Repair Services

     This process supports the delivery of Nortel Networks FWA Repair Services for AXtel.

     Customers of Nortel Networks who request a hardware warranty repair service should have the following required information ready when placing a repair order with Nortel Networks:

     1.   Customer or distributor name
     2.   Customer ID (Project #, Site ID)
     3.   Requestor name, phone and fax number, and e-mail address
     4.   Customer ship to address
     5.   Part number (PEC or CPC or manufacturer's part number)
     6.   Quantity (quantity of one per serial number)
     7.   Serial number of the defective part(s) being returned (if applicable)
     8.   Warranty status
     9. Confirmation of the availability of a fully completed Nortel Networks fault report form for said product.
     10. Any additional information about product (system type or software release)
     11.  Any special shipping instructions

     Upon receiving the customer's request and after any diagnostics assistance, Nortel Networks will allocate a part request number to each FRU to be repaired and notify the customer of the relevant part request number.



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     This part request number, also known as the Return Material Authorization
     (RMA) number, is critical for tracking individual orders and must be referenced on failure tags, shipping/packing lists, returned defectives, and any correspondence or inquiries concerning the order.

     The customer's representative can call in, fax or e-mail a Repair Service order directly to Nortel Networks in Mexico using the following contact means:

     Office hours (Monday through Friday from 9:00 a.m. to 6:00 p.m. (Local time)

     Phone number: (52) 55 50 91-4839, Fax: (52) 55 5091 4842,
     aliciav@nortelnetworks.com

     Faxes

All faxed orders will be processed and assigned an RMA# by the close of the next business day. Faxed emergency orders must also be called in to verify receipt of faxes.
E-mail
To obtain a parts request form by e-mail, please send an e-mail message to any of the above addresses and note "repair order form" in the subject/title field. A form will be sent automatically.
Place the PO number in the subject/title field when e-mailing a completed parts request form back to Nortel Networks. For order confirmation, Nortel Networks will respond with an RMA number to all e-mail orders by the next business day.


2.4.1   Method of Payment for Excluded Services

     If AXTEL requests a service that is neither part of the scope of this Warranty Service nor within the control or responsibility of Nortel Networks under the Technical Assistance Support Services Agreement, then Nortel Networks will charge additional fees to perform such services, in the event that Nortel Networks agrees to perform them. Nortel Networks reserves the right not to perform any Service not covered by this Warranty.


2.4.2 Package Labeling Instructions and Addresses for Returns

     Circuit packs should be packed in anti-static containers designed specifically for the circuit packs in order to avoid damage during shipment. Other parts should be individually wrapped in either anti-static packaging or packaging specifically designed for that product to avoid damage during shipment. Nortel Networks will inform customers of any improper packaging, which will void the warranty.

     All materials should be returned pre-paid and sent to the appropriate Nortel Networks repair facility. The customer should use discretion in selecting shipping methods. Nortel Networks recommends that customers insure all packages to cover possible loss or damage during shipping, regardless of warranty status.

     A completed Nortel Networks fault report must be filled out and attached to each returned item to assist in failure assessment and problem tracking. Fault reports are sent with each replacement shipment. Customers can obtain additional supplies by contacting the Nortel Networks Customer Support Center.

     Nortel Networks will inform customers of any discrepancy in return shipments. Any discrepancy, whether it is quantity (more or less), product returned not matching what was ordered, inability to determine complete order information, or non-suitable packaging, would be noted and addressed.




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Defective Return Packing Slips

Defective return packing slips should be used to return all defective parts to Nortel Networks. Nortel Networks will provide defective return packing slips for use to return shipments. A copy of the defective return packing slip should be placed in all the cartons and attached outside. This duplication will aid in processes and proper identification of returned material. The RMA number and the PO number should be clearly marked on the outside of each box. If a customer supplies a packing slip, the following information must be included on the shipping/packing list for proper handling:

     Item (Information Required)

     1.   From (Company name, return address, and telephone number)
     2.   Ship Date (Date parts are shipped from the customer)
     3.   Ship via (Carrier or Enterprise name)
     4.   Waybill number (Carrier or Enterprise tracking number
     5.   Number of Cartons (Number of cartons being sent on shipment)
     6.   Customer's PO# (Provided, if applicable)
     7.   Repair order number (RMA# issued by Call Center when order is placed)
     8.   Site ID or Project number
     9.   Item Number
     10.  Quantity ordered
     11.  Quantity returned
     12.  Nortel Networks Part number
     13.  Description of item
     14.  Serial number (The serial number for each item in the shipment)
     15.  Shipment requested by (Signature of the customer's representative)


Repair Facility Addresses

Nortel Networks de Mexico
Kilometro 42.5 Carretera Mexico-Queretaro
Nave # 3
Parque Industrial Cedros
Tepozotlan, Edo. de Mexico, CP 54600
MEXICO
Attn: Hardware Support Representative

This address may be modified from time to time by Nortel Networks.


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Annex H - Purchase Commitment
Purchase and License Agreement for FWA Equipment

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                                     ANNEX H

                               PURCHASE COMMITMENT






                                     Page 1
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Annex H - Purchase Commitment
Purchase and License Agreement for FWA Equipment

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                                     ANNEX H
                               PURCHASE COMMITMENT

1. RSS Equipment:

a) Customer hereby irrevocably agrees to issue Orders for a Total Annual Minimum Commitment of units in accordance with the table below, where a unit is a complete F2 RSS or a complete F5 RSS including the RDA:


------------------ -------------------- --------------------------- ------------------------

                     Baseline Annual    Additional Annual Minimum    Total Annual Minimum
                   Minimum Commitment           Commitment                Commitment
------------------ -------------------- --------------------------- ------------------------

Year/ RSS type     Either F2            F2 RSS      F5 RSS          Total RSS Units
                   or F5 Units          Units       (including
                                                    RDA) Units
------------------ -------------------- ----------- --------------- ------------------------
2003               20,000                           5,000           25,000
2004               20,000                                           20,000
2005               20,000                           5,000           25,000
2006               20,000               10,000                      30,000
2007               20,000               15,000                      35,000
------------------ -------------------- ----------- --------------- ------------------------


b) Orders for the 20,000 unit order amount for 2003 will be submitted on the Closing Date.

c) An annual review of volume requirements for the following calendar year shall be conducted in November of each year.

d) Minimum Order size shall be 5,000 units, with the following options: (i) at least 5,000 F2 RSS, (ii) at least 5,000 F5 RSS, or (iii) at least 2,500 F2 RSS and at least 2,500 F5 RSS.

e) A surcharge of US$25 per unit shall be added to the price for the first 35,000 units ordered per year (the price per RSS set forth in Annex F of the Contract, already includes the US$25.00 Dollar surcharge set forth in this Section (e)). Nortel Networks will review options for reduction of this surcharge conditional upon additional base station volume commitments.

f) Within the first thirty (30) months after Closing Date of the Agreement, Customer hereby irrevocably agrees to issue Orders for an accumulative quantity of compact bracket kits not less than 50,000. Bracket requirements for the balance of the Term will be agreed between the Parties once the above order has been completed.

     Minimum Order quantity for such compact bracket kits shall be in multiples of 5,000 units, unless otherwise agreed by the Parties.



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Annex H - Purchase Commitment
Purchase and License Agreement for FWA Equipment

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2. Base Station Units:

a)   Full calendar year minimum order commitments as per the table below:


----------- ----------------------------
            Base Stations "units"
----------- ----------------------------
2003        20
2004        30
2005        20
2006        20
2007        20
----------- ----------------------------


where a "unit" is counted as:

-    An 18 bearer base station,
-    An 18 to 27 bearer capacity upgrade,
-    A 27 to 48 bearer upgrade, or
-    A cell site Packet Data upgrade.

b) Order for the full calendar year minimum commitment to be placed on or before December 15th of each year, except in 2003, where the order shall be placed on Closing Date. Delivery to commence within six (6) months of order acceptance and, except in the case of 2003, shall be completed within twelve (12) months of order acceptance.

c) Minimum order quantity of ten (10) base station units shall apply. Specifically in the case of cell site Packet Data Upgrades, where one (1) cell site upgrade equals two (2) TPM-PDs and corresponding software activation fees, this would mean a minimum order quantity of twenty (20) TPM-PDs

d) Not withstanding the foregoing, in the event that AXtel identifies additional requirements for base station units after placing the annual purchase order as per Section 2 (b) above, such requirements will not be subject to minimum order quantity restrictions if ordered within two (2) months of the original order acceptance date and in accordance with the Change Order Procedures as detailed in Annex B.





                                     Page 3

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Annex J -
Purchase and License Agreement for FWA Equipment


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                                     Annex J


                             PLA FWA Delivery Times




                                     Page 1
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Annex J -
Purchase and License Agreement for FWA Equipment


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                                     ANNEX J

                                 DELIVERY TIMES


1.- RSS Equipment.

     (i) Delivery of Product to commence within 6 (six) months of order acceptance.

     (ii) Partial RSS deliveries to be targeted to average 2,000 (two thousand) per calendar month.

2.- RBS Equipment.

     (i) Delivery of Product to commence within 6 (six) months of order acceptance.

     (ii) Except in the case of the year 2003, orders for the Annual Minimum Order Requirements will be fulfilled within twelve (12) months of order acceptance.

     (iii) Except in the case of the year 2003, within two (2) months of accepting the order for the Annual Minimum Requirement, Nortel will provide a forecasted delivery schedule for order fulfillment and, within a further four (4) months, a committed delivery schedule for order fulfillment.


The Product Delivery Dates are defined in Annex E (Order Procedures) of the Agreement.





                                     Page 2